Subject to Revision                                                 Exhibit 99.9
Series Term Sheet Dated May 21, 2003                                REVISED

                         [LOGO] NovaStar Mortgage, Inc.

                                 $1,481,250,000
                                  (Approximate)

                             NovaStar Mortgage, Inc.
                               Seller and Servicer

                      NovaStar Mortgage Funding Corporation
                                    Depositor

       NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-2

                                   DISCLAIMER

Attached is a preliminary Series Term Sheet describing the structure, collateral pool and certain aspects of the NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-2. The Series Term Sheet has been prepared by the underwriter based on collateral information provided by NovaStar Mortgage, Inc. ("NovaStar") for informational purposes only and is subject to modification or change. Although NovaStar provided the underwriter with certain information regarding the characteristics of the related collateral pool, it did not participate in the preparation of the Series Term Sheet. The information and assumptions contained therein are preliminary and will be superseded by a prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Wachovia Securities, Inc. ("Wachovia") does not make any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet. This cover sheet is not part of the Series Term Sheet.

A Registration Statement (including a base prospectus) relating to the Asset-Backed Certificates has been filed with the Securities and Exchange Commission. The final Prospectus Supplement relating to the securities will be filed after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the related securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.

                           [LOGO] Wachovia Securities

Series Term Sheet Dated May 21, 2003
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-2
--------------------------------------------------------------------------------

                              Offered Certificates:

To 10% Clean Up-Call

----------------------------------------------------------------------------------------------------
                                                                Expected         Expected Ratings
           Expected      Interest    Principal    Expected      Principal     ----------------------
Class      Size/(1)/       Type        Type       WAL (yrs)    Window /(2)/   S&P    Moody's   Fitch
----------------------------------------------------------------------------------------------------
 A-1    $1,000,000,000   Floating     Senior         2.90     07/03 - 04/11   AAA      Aaa      AAA
----------------------------------------------------------------------------------------------------
 A-2    $  320,000,000   Floating     Senior         2.90     07/03 - 04/11   AAA      Aaa      AAA
----------------------------------------------------------------------------------------------------
 M-1    $   63,750,000   Floating    Mezzanine       5.25     08/06 - 04/11   AA       Aa2      AA
----------------------------------------------------------------------------------------------------
 M-2    $   52,500,000   Floating    Mezzanine       5.23     07/06 - 04/11    A        A2       A
----------------------------------------------------------------------------------------------------
 M-3    $   15,000,000   Floating    Mezzanine       5.22     07/06 - 04/11    A-       A3       A-
----------------------------------------------------------------------------------------------------
 B-1    $   15,000,000   Floating   Subordinate      5.21     07/06 - 04/11   BBB+     Baa1     BBB+
----------------------------------------------------------------------------------------------------
 B-2    $   15,000,000   Floating   Subordinate      3.50     07/06 - 11/07   BBB      Baa2     BBB
----------------------------------------------------------------------------------------------------

To Maturity

----------------------------------------------------------------------------------------------------
                                                                Expected         Expected Ratings
           Expected      Interest    Principal    Expected      Principal     ----------------------
Class      Size/(1)/       Type        Type       WAL (yrs)    Window /(2)/   S&P    Moody's   Fitch
----------------------------------------------------------------------------------------------------
 A-1    $1,000,000,000   Floating     Senior         3.16     07/03 - 07/20   AAA      Aaa      AAA
----------------------------------------------------------------------------------------------------
 A-2    $  320,000,000   Floating     Senior         3.16     07/03 - 06/20   AAA      Aaa      AAA
----------------------------------------------------------------------------------------------------
 M-1    $   63,750,000   Floating    Mezzanine       5.75     08/06 - 08/16   AA       Aa2      AA
----------------------------------------------------------------------------------------------------
 M-2    $   52,500,000   Floating    Mezzanine       5.62     07/06 - 02/15    A       A2        A
----------------------------------------------------------------------------------------------------
 M-3    $   15,000,000   Floating    Mezzanine       5.45     07/06 - 02/13    A-      A3        A-
----------------------------------------------------------------------------------------------------
 B-1    $   15,000,000   Floating   Subordinate      5.28     07/06 - 03/12   BBB+     Baa1     BBB+
----------------------------------------------------------------------------------------------------
 B-2    $   15,000,000   Floating   Subordinate      3.50     07/06 - 11/07   BBB      Baa2     BBB
----------------------------------------------------------------------------------------------------

/(1)/ The Expected Size is subject to a permitted variance in the aggregate of plus or minus 5%.

/(2)/ The Last Scheduled Distribution Date for the NovaStar Home Equity Loan
     Asset-Backed Certificates, Series 2003-2 is expected to be the Distribution Date in [September 2033].

Structure:

..    Senior/Subordinate structure, whereby realized losses on the underlying mortgage loans will be allocated in the following order of priority: (i) to Mortgage Insurance as defined herein and only to the limited amount provided therein, (ii) to Excess Cashflow as defined herein, (iii) to the Overcollateralization Amount described herein, (iv) to the Class B-2 Certificates, (v) to the Class B-1 Certificates, (vi) to the Class M-3 Certificates, (vii) to the Class M-2 Certificates and (viii) to the Class M-1 Certificates.

..    The Offered Certificates will be priced to the 10% Clean-up Call.

..    On the Rate Step Up Date, the margin on the Class A-1 and Class A-2
     Certificates will increase by 2 times, and the margin on the Class M-1, Class M-2, Class M-3, Class B-1 and Class B-2 Certificates will increase by
     1.5 times.

..    All classes of certificates may be subject to an Available Funds Cap Rate as described herein.

--------------------------------------------------------------------------------
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          A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated May 21, 2003
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-2
--------------------------------------------------------------------------------

Pricing Speed:

The Offered Certificates will be priced based on the following prepayment assumptions ("PPA"):

Fixed Rate Mortgage Loans

20% HEP, which assumes that prepayments start at 2.00% CPR in month one, and increase by approximately 2.00% each month to 20% CPR in month ten, and remain at 20% CPR thereafter.

Adjustable Rate Mortgage Loans

28% CPR.

--------------------------------------------------------------------------------

Wachovia Contacts:

Trading/Syndicate             Phone        E-mail Address
-----------------             -----        --------------
Chris Choka               (704) 383-8267   chris.choka@wachovia.com
Blake O'Connor            (704) 715-7727   blake.oconnor@wachovia.com

Mortgage Finance              Phone        E-mail Address
----------------              -----        --------------
Mike Ciuffo               (704) 715-1170   michael.ciuffo@wachovia.com
Sharvin Setoodeh          (704) 715-7632   sharvin.setoodeh@wachovia.com
Sean Walker               (704) 374-4398   sean.walker@wachovia.com
David Lyle                (704) 715-8131   david.lyle@wachovia.com

Structuring                   Phone        E-mail Address
-----------                   -----        --------------
Barbara Smith             (704) 383-8614   barbaram.smith@wachovia.com
Serkan Erikci             (704) 715-1263   serkan.erikci@wachovia.com

Collateral Analytics          Phone        E-mail Address
--------------------          -----        --------------
Paul Lopansri             (704) 374-3490   paul.lopansri@wachovia.com
Ken Nanney                (704) 715-1068   ken.nanney@wachovia.com

ABS Research                  Phone        E-mail Address
------------                  -----        --------------
Inna Koren                (212) 909-0082   inna.koren@wachovia.com


Rating Agency Contacts:

S&P                           Phone        E-mail Address
---                           -----        --------------
Scott Mason               (212) 438-2539   scott_mason@sandp.com
Becky Hui Cao             (212) 438-2595   becky_cao@sandp.com

Moody's                       Phone        E-mail Address
-------                       -----        --------------
Nicolas Vassalli          (212) 553-0323   nicolas.vassalli@moodys.com

Fitch Ratings                 Phone        E-mail Address
-------------                 -----        --------------
Inga Smolyar              (212) 908-0659   inga.smolyar@fitchratings.com

--------------------------------------------------------------------------------
   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
          A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated May 21, 2003
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-2
--------------------------------------------------------------------------------

                                SUMMARY OF TERMS

Title of Securities:      NovaStar Home Equity Loan Asset-Backed Certificates,
                          Series 2003-2.

Trust:                    NovaStar Mortgage Funding Trust, Series 2003-2.

Offered Certificates:     Class A-1 and A-2 (the "Class A Certificates"), Class
                          M-1, Class M-2 and Class M-3 (the "Class M
                          Certificates") and Class B-1 and Class B-2 (the "Class
                          B Certificates").

Non-offered               Class I Certificates, Class X Certificates, Class P
Certificates:             Certificates and Residual Certificates. The Class I
                          Certificates are a senior interest-only class that are entitled to distributions prior to the Offered
                          Certificates. The Class X Certificates are a subordinate class that represents excess cashflow and the overcollateralization amount. The Class P
                          Certificates are entitled to prepayment penalties paid on the mortgage loans. The Class P Certificates will have an initial certificate principal balance of $100.

Seller & Servicer:        NovaStar Mortgage, Inc. (the "Seller" or the
                          "Servicer").

Depositor:                NovaStar Mortgage Funding Corporation (the "Company").

Trustee:                  JPMorgan Chase Bank.

Custodian:                Wachovia Bank, National Association.

Swap Provider:            Morgan Stanley.

Co-Lead Underwriters:     Wachovia Securities and RBS Greenwich Capital.

Co-underwriter:           Morgan Stanley.

Closing Date:             On or about June [12], 2003.

Registration:             DTC, Clearstream, Luxembourg and the Euroclear System.

Accrued Interest:         The Offered Certificates will settle with no accrued
                          interest (settle flat).

Distribution Dates:       The 25th of each month, or if such day is not a
                          business day, the next succeeding business day, commencing on July 25, 2003.

Record Date:              With respect to the Offered Certificates, the last
                          business day prior to the applicable Distribution
                          Date. With respect to the Offered Certificates, the Record Date for the first Distribution Date is July
                          24, 2003.

Cut-off Date:             With respect to each Initial Mortgage Loan, Additional
                          Mortgage Loan and Subsequent Mortgage Loan, the later of (i) the date of origination of such mortgage loan or (ii) June 1, 2003.

Payment Delay:            None for the Offered Certificates.

Day Count:                With respect to the Offered Certificates, actual/360.

--------------------------------------------------------------------------------
   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
          A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated May 21, 2003
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-2
--------------------------------------------------------------------------------

Servicing Fee:            0.50% per annum of the aggregate principal balance of
                          the mortgage loans.

Administrative Fees:      Trustee fees, servicing fees and mortgage insurance
                          fees, if any.

Clean-up Call:            The Servicer has a clean-up call option which, if
                          exercised, would result in prepayment of the certificates on any Distribution Date on or after which the aggregate principal balance of the mortgage loans has declined to 10% or less of the sum of (x) the aggregate principal balance of the Closing Date
                          Mortgage Loans as of the related Cut-off Date and (y) the initial Pre-Funding Amount. The first Distribution
                          Date on which the clean-up call may be exercised is the "Clean-Up Call Date."

Denomination:             $25,000 minimum and multiples of $1,000 in excess
                          thereafter.

SMMEA Eligibility:        The Offered Certificates will not constitute "mortgage
                          related securities" for purposes of SMMEA.

ERISA Eligibility:        The Offered Certificates may be purchased by ERISA
                          plans after the expiration of the Pre-funding Period, provided that certain conditions are satisfied.

Tax Status:               The Offered Certificates will represent, in part,
                          ownership in REMIC regular interests for federal income tax purposes.

Mortgage Loan Pool:       The mortgage loan pool consists of closed-end,
                          conventional, monthly payment, first and second lien, adjustable rate mortgage ("ARM") loans and fixed rate mortgage loans with terms to maturity of not more than 30 years from the date of origination.

                          The mortgage loan pool is divided into two loan groups designated as Group I and Group II (each a "Group" and collectively, the "Groups"). Group I consists exclusively of mortgage loans with agency conforming balances (the "Group I Mortgage Loans") and Group II consists of a combination of mortgage loans that have agency conforming balances and mortgage loans that do not have agency conforming balances (the "Group II Mortgage Loans").

                          The Class A-1 Certificates primarily represent interests in the Group I Mortgage Loans. The Class A-2 Certificates primarily represent interests in the Group II Mortgage Loans. The Class I Certificates, Class X Certificates (including the overcollateralization amount), Class M Certificates, Class B Certificates, Class P Certificates and Residual Certificates represent interests in both the Group I Mortgage Loans and the Group II Mortgage Loans.

Initial Mortgage Loans:   As of the Statistical Calculation Date, the aggregate
                          principal balance of the Initial Mortgage Loans was approximately $770,857,241, consisting of approximately $583,983,899 of Group I Mortgage Loans
                          (the "Initial Group I Mortgage Loans") and approximately $186,873,342 of Group II Mortgage Loans
                          (the "Initial Group II Mortgage Loans"). The Initial
                          Group I Mortgage Loans and the Initial Group II
                          Mortgage Loans are collectively referred to herein as the "Initial Mortgage Loans."

                          With respect to approximately 14.06% of the Initial Mortgage Loans, the Seller also originated a second lien mortgage loan at the time of originating the first lien mortgage loan.

--------------------------------------------------------------------------------
   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
          A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated May 21, 2003
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-2
--------------------------------------------------------------------------------

                          Approximately, 0.12% of the Initial Mortgage Loans were delinquent 30 or more days as of the Statistical Calculation Date.

                          On or prior to the Closing Date, it is expected that certain of the Initial Mortgage Loans may be removed from the Trust and certain other similar mortgage loans may be added to the Trust.

                          The information set forth herein regarding the Initial Mortgage Loans is as of the Statistical Calculation Date (after giving effect to scheduled payments due May 1, 2003).

Statistical Calculation   April 1, 2003.
Date:

Additional Mortgage       On the Closing Date, "Additional Mortgage Loans" will
Loans:                    be added to the mortgage loan pool. The Additional
                          Mortgage Loans are expected to have an aggregate principal balance of approximately $375,000,000 as of the related Cut-off Date, consisting of approximately
                          $284,091,464 of Group I Mortgage Loans and approximately $90,908,536 of Group II Mortgage Loans.
                          It is expected that the composition and
                          characteristics of the Additional Mortgage Loans will be similar to those of the Initial Mortgage Loans in all material respects. On the Closing Date, the Initial Mortgage Loans and Additional Mortgage Loans will comprise the "Closing Date Mortgage Loans." The aggregate principal balance of the Closing Date
                          Mortgage Loans will be approximately $1,145,857,241 as of the related Cut-off Date, consisting of approximately $868,075,363 of Group I Mortgage Loans and approximately $277,781,878 of Group II Mortgage
                          Loans.

Pre-funding Amount:       On the Closing Date, the Trust will deposit
                          approximately $354,142,859 (the "Pre-funding Amount") into an account (the "Pre-funding Account"). Funds on deposit in the Pre-funding Account will be used from time to time to acquire "Subsequent Mortgage Loans" during the Pre-funding Period. Approximately
                          $268,288,274 and $85,854,585 of the Pre-funding Amount will be allocated to purchase Subsequent Mortgage
                          Loans for Group I and Group II, respectively. It is expected that the composition and characteristics of the Subsequent Mortgage Loans will be similar to those of the Initial Mortgage Loans in all material respects.

                          The "Pre-funding Period" commences on the Closing Date and ends on the earlier of (i) the date on which the amount on deposit in the Pre-funding Account is less than $10,000 and (ii) August 22, 2003.

                          To the extent that the Trust does not fully use amounts on deposit in the Pre-funding Account to purchase Subsequent Mortgage Loans by August 22, 2003, then the Trust will apply the remaining amounts as a prepayment of principal to the certificates on the Distribution Date in August 2003. Although no assurance is possible, it is not anticipated that a material amount of principal will be prepaid on the certificates from amounts in the Pre-funding Account.

Capitalized Interest      On the Closing Date, if required by the rating
Account:                  agencies, the Seller will deposit funds into an
                          account (the "Capitalized Interest Account") to cover interest shortfalls on the certificates related to the pre-funding feature during the Pre-funding Period.

--------------------------------------------------------------------------------
   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
          A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated May 21, 2003
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-2
--------------------------------------------------------------------------------

Monthly Servicer          The Servicer is required to advance scheduled
Advances:                 principal and interest (net of the Servicing Fee) for
                          any delinquent mortgage loan, but is not required to make any advance that the Servicer deems to be non-recoverable.

Swap Agreements:          The assets of the Trust will include multiple "Swap
                          Agreements" with an aggregate notional amount as of the Closing Date of approximately $850,000,000. Under each Swap Agreement, the Trust shall make a payment to the Swap Provider equal to interest at the fixed-rate shown below on the related notional amount and the Trust shall receive a payment from the Swap Provider equal to interest at one-month LIBOR on the related notional amount, on each Distribution Date until the Class I Certificate Termination Date. If on any
                          Distribution Date the aggregate swap notional amount exceeds the aggregate certificate principal balance of the Offered Certificates, such excess notional amount
                          (in increments of $25,000,000) will be released from the Swap Agreements and reassigned to NovaStar or its affiliate.

                          -----------------------------------------
                            Notional     Fixed        Maturity
                             Amount       Rate          Date
                          -----------------------------------------
                          $125,000,000   1.8700%  February 25, 2005
                          -----------------------------------------
                          $125,000,000   1.9600%   March 25, 2005
                          -----------------------------------------
                          $125,000,000   1.9450%   April 25, 2005
                          -----------------------------------------
                          $150,000,000   1.8000%    May 25, 2005
                          -----------------------------------------
                          $ 75,000,000   2.4400%  February 25, 2006
                          -----------------------------------------
                          $ 75,000,000   2.5050%   March 25, 2006
                          -----------------------------------------
                          $ 75,000,000   2.4990%   April 25, 2006
                          -----------------------------------------
                          $100,000,000   2.3600%    May 25, 2006
                          -----------------------------------------

                          INTEREST DISTRIBUTIONS

Interest Payments:        On each Distribution Date, the holders of the Class I
                          Certificates, Class A Certificates, Class M
                          Certificates and Class B Certificates will be entitled to receive an interest payment amount equal to interest accrued on the related certificate principal balance (or notional balance, as the case may be) immediately prior to such Distribution Date at the applicable pass-through rate for the related accrual period, reduced for certain shortfalls described herein.

                          The pass-through rate for the Class A Certificates, Class M Certificates and Class B Certificates is the lesser of (1) the formula rate for that class and Distribution Date and (2) the Available Funds Cap Rate for that Distribution Date.

--------------------------------------------------------------------------------
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          A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated May 21, 2003
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-2
--------------------------------------------------------------------------------

                          The formula rate for the Class A Certificates, Class M Certificates and Class B Certificates is as follows (margins will be determined at pricing):

                          Class           Formula Rate
                          -----           ------------
                           A-1    One-Month LIBOR plus _______%
                           A-2    One-Month LIBOR plus _______%
                           M-1    One-Month LIBOR plus _______%
                           M-2    One-Month LIBOR plus _______%
                           M-3    One-Month LIBOR plus _______%
                           B-1    One-Month LIBOR plus _______%
                           B-2    One-Month LIBOR plus _______%

                          The "Rate Step Up Date" is the first Distribution Date to occur after the Clean-up Call Date (if the Clean-up Call is not exercised). On and after the Rate Step Up Date, the margin on the Class A Certificates will increase by 2 times and the margin on the Class M Certificates and Class B Certificates will increase by
                          1.5 times.

                          Interest on the certificates will accrue during each accrual period. The accrual period for the Offered Certificates is the period from the prior Distribution Date through and including the day preceding the related Distribution Date. In the case of the first Distribution Date, interest begins to accrue on the Closing Date. For the Offered Certificates, interest will accrue on the basis of the actual number of days in the accrual period and a 360-day year.

Available Funds Cap       The "Available Funds Cap Rate" for each Distribution
Rate:                     Date is the percentage equivalent of a fraction, the
                          numerator of which is equal to the Interest Remittance
                          Formula Amount for that Distribution Date, less the sum of Administrative Fees for that Distribution Date and the interest payment due to the Class I
                          Certificates, and the denominator of which is equal to the product of (1) the number of days in the current accrual period divided by 360 and (2) the aggregate certificate principal balance of the Offered
                          Certificates immediately prior to that Distribution
                          Date.

                          With respect to each class and any Distribution Date, to the extent that the amount of interest calculated with respect to a class is reduced because the formula rate exceeds the Available Funds Cap Rate (such excess amount, the related "Available Funds Cap Shortfall"), the amount of such reduction will be paid to such class from excess interest, if any is available, in the priority described below.

                          If excess interest is insufficient to pay the Available Funds Cap Shortfall for that Distribution Date, the remaining unpaid amount shall be carried forward and paid, to the extent of funds available, (together with interest on that amount at the related formula rate applicable from time to time) on future Distribution Dates.

Interest Remittance       The "Interest Remittance Amount" for any Distribution
Amount:                   Date is that portion of the available funds for the
                          related Distribution Date allocable to interest.

Interest Remittance       The "Interest Remittance Formula Amount" as of any
Formula Amount:           Distribution Date is an amount equal to (a) the
                          product of (x) 1/12 of the weighted average coupon rate of the mortgage loan pool as of the beginning of the related due period and (y) the aggregate principal balance of the mortgage loans as of the beginning of the related due period minus (b) the aggregate amount of Relief Act shortfalls and prepayment interest shortfalls for the related prepayment period.

--------------------------------------------------------------------------------
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          A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated May 21, 2003
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-2
--------------------------------------------------------------------------------

Class I Certificate       May 25, 2006.
Termination Date:

Interest Allocation:      On each Distribution Date, the Trustee will distribute
                          the prepayment penalties collected on the Group I
                          Mortgage Loans and Group II Mortgage Loans during the related prepayment period to the holders of the Class
                          P Certificates. After making that distribution, the Trustee will apply that portion of the remaining available funds, pro rata from amounts received from the Group I Mortgage Loans and Group II Mortgage
                          Loans, which represent the Interest Remittance Amount for that Distribution Date to the payment of the Administrative Fees for that Distribution Date. After the distribution described in the preceding sentence, the Trustee, will apply the remaining Interest
                          Remittance Amount in the following order of priority:

                          First, on each Distribution Date prior to the Class I Certificate Termination Date, payable from the Interest Remittance Amount for both Groups, to the holders of the Class I Certificates, interest payments due under the Swap Agreements (to be distributed as described under "Distribution of the Class I Interest Payments");

                          Second, concurrently, with equal priority of payments;

                          (A) payable solely from the remaining Interest Remittance Amount relating to the Group I Mortgage Loans or, to the extent such amount is less than the applicable Monthly Interest Distributable Amount, from the amounts available with respect to the Group II Mortgage Loans for that Distribution Date after giving effect to the payment of the Monthly Interest Distributable Amount for the Class A-2 Certificates for that Distribution Date, to the holders of the Class A-1 Certificates, the related Monthly Interest Distributable Amount for that Distribution Date;

                          (B) payable solely from the remaining Interest Remittance Amount relating to the Group II Mortgage Loans or, to the extent such amount is less than the applicable Monthly Interest Distributable Amount, from the amounts available with respect to the Group I Mortgage Loans for that Distribution Date after giving effect to the payment of the Monthly Interest Distributable Amount for the Class A-1 Certificates for that Distribution Date, to the holders of the Class A-2 Certificates, the related Monthly Interest Distributable Amount for that Distribution Date;

                          Third, payable from the remaining Interest Remittance Amount for both Groups, to the holders of the Class M-1 Certificates, the Monthly Interest Distributable Amount for the Class M-1 Certificates;

                          Fourth, payable from the remaining Interest Remittance Amount for both Groups, to the holders of the Class M-2 Certificates, the Monthly Interest Distributable Amount for the Class M-2 Certificates;

                          Fifth, payable from the remaining Interest Remittance Amount for both Groups, to the holders of the Class M-3 Certificates, the Monthly Interest Distributable Amount for the Class M-3 Certificates;

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

Series Term Sheet Dated May 21, 2003
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-2
--------------------------------------------------------------------------------

                          Sixth, payable from the remaining Interest Remittance Amount for both Groups, to the holders of the Class B-1 Certificates, the Monthly Interest Distributable Amount for the Class B-1 Certificates;

                          Seventh, payable from the remaining Interest
                          Remittance Amount for both Groups, to the holders of the Class B-2 Certificates, the Monthly Interest Distributable Amount for the Class B-2 Certificates; and

                          Eighth, as Excess Cashflow to be distributed as described under "Distribution of Excess Cashflow" herein.

Distribution of the       The holders of the Class I Certificates have pledged
Class I Interest          their interest in the Class I Certificate to the
Payments:                 Supplemental Interest Trust. Thus, any amounts
                          received in respect of interest payments due to the Class I Certificates will be paid into the Supplemental Interest Trust.

Supplemental Interest     On each Distribution Date prior to the Class I
Trust:                    Certificate Termination Date, funds deposited into the
                          Supplemental Interest Trust will equal the sum of (a) interest payments due to the Class I Certificates, (b) any amounts received from the Swap Agreements and (c)
                          Excess Cashflow remaining after (i) the payment of any overcollateralization release amount to the Class B-2
                          Certificates and (ii) the payment of any Extra
                          Principal Distribution Amount to the related class or classes of certificates.

                          On each Distribution Date, from the aggregate amounts on deposit in the Supplemental Interest Trust, the Trustee will make the following distributions in the following order of priority:

                          first, to the Swap Provider, its interest payment for such Distribution Date;

                          second, to the Class A-1 Certificates and Class A-2 Certificates, pro rata, unpaid Available Funds Cap Shortfall based on the respective Available Funds Cap Shortfall allocable to such certificates;

                          third, to the Class M-1 Certificates, unpaid Available Funds Cap Shortfall owed to the Class M-1 Certificates;

                          fourth, to the Class M-2 Certificates, unpaid Available Funds Cap Shortfall owed to the Class M-2 Certificates;

                          fifth, to the Class M-3 Certificates, unpaid Available Funds Cap Shortfall owed to the Class M-3 Certificates;

                          sixth, to the Class B-1 Certificates, unpaid Available Funds Cap Shortfall owed to the Class B-1 Certificates;

                          seventh, to the Class B-2 Certificates, unpaid Available Funds Cap Shortfall owed to the Class B-2 Certificates;

                          eighth, to the Class X Certificates; and

                          ninth, to the Residual Certificates, any remainder.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

Series Term Sheet Dated May 21, 2003
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-2
--------------------------------------------------------------------------------

Current Interest:         The "Current Interest" for each of the Class A-1,
                          Class A-2, Class M-1, Class M-2, Class M-3, Class B-1 and Class B-2 Certificates for any Distribution Date shall be the amount of interest accrued during the related accrual period on the related certificate principal balance thereof immediately preceding such Distribution Date at the related pass-through rate
                          (subject to the Available Funds Cap Rate). On any
                          Distribution Date, the Current Interest for each class of certificates will be reduced by any prepayment interest shortfalls allocated to that class and shortfalls resulting from the application of the Civil
                          Relief Act (allocated among each class of certificates pro rata based on their respective interest entitlements irrespective of such shortfalls).

Monthly Interest          The "Monthly Interest Distributable Amount" for any
Distributable Amount:     Distribution Date and the Offered Certificates, is the
                          sum of (a) the Unpaid Interest Shortfall Amount for that class and Distribution Date and (b) the Current
                          Interest for that class and Distribution Date. In the event of a shortfall in the full amount necessary to pay both the Unpaid Interest Shortfall Amount and the Current Interest for a class, distributions will first be applied to the Unpaid Interest Shortfall Amount and then to the Current Interest.

Unpaid Interest           The "Unpaid Interest Shortfall Amount" means (i) for
Shortfall Amount:         each class of Offered Certificates and the first
                          Distribution Date, zero, and (ii) with respect to the Offered Certificates and the Class I Certificates and any Distribution Date after the first Distribution
                          Date, the amount, if any, by which (a) the Monthly
                          Interest Distributable Amount for such class for the immediately preceding Distribution Date exceeds (b) the aggregate amount distributed on such class in respect of interest on such preceding Distribution
                          Date, plus interest on that amount to the extent permitted by law, at the pass-through rate for such class for the related accrual period.

                          PRINCIPAL DISTRIBUTIONS

                          Principal will be distributed to the holders of the certificates in accordance with a payment priority, which is designed to maintain a specified level of support below each class. This support consists of the certificates that are more subordinated to that class, as well as the overcollateralization, which is subordinated to all classes of Offered Certificates.

Principal Remittance      The "Principal Remittance Amount" means with respect
Amount:                   to any Distribution Date, principal collected or
                          advanced on the mortgage loans.

Principal Allocation:     On each Distribution Date (a) prior to the Crossover
                          Date or (b) on which a Trigger Event is in effect, the holders of each class of certificates shall be entitled to receive distributions in respect of principal to the extent of the Principal Remittance
                          Amount in the following order of priority:

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

Series Term Sheet Dated May 21, 2003
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-2
--------------------------------------------------------------------------------

                          First, concurrently, with equal priority of payment:

                          (A) payable solely from the Principal Remittance Amount relating to the Group I Mortgage Loans, to the holders of the Class A-1 Certificates, the entire amount of such Principal Remittance Amount until the certificate principal balance of the Class A-1 Certificates is reduced to zero;

                          (B) payable solely from the Principal Remittance Amount relating to the Group II Mortgage Loans, to the holders of the Class A-2 Certificates, the entire amount of such Principal Remittance Amount until the certificate principal balance of the Class A-2 Certificates is reduced to zero (except that only on the earlier of (i) the 35th Distribution Date and (ii) the Distribution Date on which the aggregate certificate principal balance of the Class A Certificates is reduced to zero, the certificate principal balance of the Class P Certificates shall first be paid to such class of certificates from the Principal Remittance Amount relating to the Group II Mortgage Loans);

                          Second,

                          (A) if the certificate principal balance of the Class A-1 Certificates has been reduced to zero, then to the holders of the Class A-2 Certificates the amount of any remaining Principal Remittance Amount relating to the Group I Mortgage Loans, until the certificate principal balance of the Class A-2 Certificates has been reduced to zero; or

                          (B) if the certificate principal balance of the Class A-2 Certificates has been reduced to zero, then to the holders of the Class A-1 Certificates the amount of any remaining Principal Remittance Amount relating to the Group II Mortgage Loans, until the certificate principal balance of the Class A-1 Certificates has been reduced to zero;

                          Third, payable from the remaining Principal Remittance Amount for both Groups, to the holders of the Class M-1 Certificates, the entire remaining Principal Remittance Amount for both Groups until the certificate principal balance of the Class M-1 Certificates has been reduced to zero;

                          Fourth, payable from the remaining Principal
                          Remittance Amount for both Groups, to the holders of the Class M-2 Certificates, the entire remaining Principal Remittance Amount for both Groups until the certificate principal balance of the Class M-2 Certificates has been reduced to zero;

                          Fifth, payable from the remaining Principal Remittance Amount for both Groups, to the holders of the Class M-3 Certificates, the entire remaining Principal Remittance Amount for both Groups until the certificate principal balance of the Class M-3 Certificates has been reduced to zero;

                          Sixth, payable from the remaining Principal Remittance Amount for both Groups, to the holders of the Class B-1 Certificates, the entire remaining Principal Remittance Amount for both Groups until the certificate principal balance of the Class B-1 Certificates has been reduced to zero;

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

Series Term Sheet Dated May 21, 2003
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-2
--------------------------------------------------------------------------------

                          Seventh, payable from the remaining Principal Remittance Amount for both Groups, to the holders of the Class B-2 Certificates, the entire remaining Principal Remittance Amount for both Groups until the certificate principal balance of the Class B-2 Certificates has been reduced to zero;

                          Eighth, payable to the Class X Certificates, the entire remaining Principal Remittance Amount for both Groups; and

                          Ninth, payable from the remaining Principal Remittance Amount for both Groups, to the Residual Certificates, any remainder.

                          On each Distribution Date (a) on or after the Crossover Date and (b) on which a Trigger Event is not in effect, the holders of each class of certificates shall be entitled to receive distributions in respect of principal to the extent of the Principal Remittance Amount in the following order of priority:

                          First, to the Class A Certificates, generally concurrently based on the principal collected in the related loan group, to maintain the applicable target credit enhancement shown in the table below, then sequentially to the Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class B-1 Certificates and Class B-2 Certificates to maintain the applicable target credit enhancement shown in the table below (subject, in each case, to any overcollateralization floors):

                          Class   Target Credit Enhancement*
                          -----   --------------------------
                           A                [24.00]%
                           M-1              [15.50]%
                           M-2               [8.50]%
                           M-3               [6.50]%
                           B-1               [4.50]%
                           B-2                 **

                          *Approximate.
                          **[2.50]% plus a fraction (expressed as a percent), the numerator of which is the Aggregate Class B-2 Additional Principal Distribution Amount and the denominator of which is the current aggregate principal balance of the mortgage loans.

                          Second, to the Class B-2 Certificates, the entire overcollateralization release amount as defined in the related prospectus supplement until the certificate principal balance of the Class B-2 Certificates has been reduced to zero;

                          Third, to the Class X Certificates, the entire remaining Principal Remittance Amount; and

                          Fourth, to the Residual Certificates, any remainder.

Aggregate Class B-2       The "Aggregate Class B-2 Additional Principal
Additional Principal      Distribution Amount" means, as of any Distribution
Distribution Amount:      Date after the Crossover Date, the aggregate sum of
                          all amounts paid to the Class B-2 Certificates on prior Distribution Dates pursuant to Second immediately above.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

Series Term Sheet Dated May 21, 2003
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-2
--------------------------------------------------------------------------------

Crossover Date:           The Crossover Date means the earlier to occur of (i)
                          the Distribution Date on which the aggregate certificate principal balance of the Class A
                          Certificates is reduced to zero and (ii) the later to occur of (x) the Distribution Date occurring in the 37th period and (y) the first Distribution Date on which the Credit Enhancement Percentage (calculated for this purpose only after taking into account distributions of principal on the mortgage loans but prior to principal distributions to the certificates) is greater than or equal to [24.00]%.

Credit Enhancement        The "Credit Enhancement Percentage" with respect to
Percentage:               any Distribution Date, is equal to (i) the sum of (a)
                          the aggregate certificate balance of the Class M
                          Certificates and Class B Certificates and (b) the
                          Overcollateralization Amount divided by (ii) the aggregate principal balance of the mortgage loans.

Trigger Event:            A Trigger Event is in effect with respect to any
                          Distribution Date if either (i) the three-month rolling average of mortgage loans delinquent 60 days or more exceeds [17]% of the aggregate principal balance of the mortgage loans at the end of the related due period, or (ii) losses incurred since the Closing Date as a percentage of the sum of (x) the aggregate scheduled principal balance of the Closing
                          Date Mortgage Loans as of the related Cut-off Date and
                          (y) the initial Pre-funding Amount are greater than amounts that will be specified in the related prospectus supplement.

                          CREDIT ENHANCEMENT

Credit Enhancement:       Credit enhancement for the structure is provided by
                          the following:

                          Excess Cashflow: "Excess Cashflow" for any
                          Distribution Date will equal the sum of (i) the overcollateralization release amount and (ii) the excess of (a) the Interest Remittance Amount over (b) the sum of the Monthly Interest Distributable Amount for the Class I Certificates, Class A Certificates, Class M Certificates, Class B Certificates and Administrative Fees.

                          Subordination: The Overcollateralization Amount is subordinate to the Class B Certificates. The Class B Certificates are subordinate to the Class M Certificates. The rights of the holders of Class B Certificates with higher numerical designations will be subordinate to the rights of the holders of Class B Certificates with lower numerical designations. The Class M Certificates are subordinate to the Class I Certificates and Class A Certificates. The rights of the holders of Class M Certificates with higher numerical designations will be subordinate to the rights of the holders of Class M Certificates with lower numerical designations. The Class A Certificates are subordinate to the Class I Certificates.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

Series Term Sheet Dated May 21, 2003
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-2
--------------------------------------------------------------------------------

                          Expected Credit Support

                          Class   Initial Credit Support*   Credit Support After Stepdown*
                          -----   -----------------------   ------------------------------
                           A              [12.00]%                     [24.00]%
                           M-1             [7.75]%                     [15.50]%
                           M-2             [4.25]%                      [8.50]%
                           M-3             [3.25]%                      [6.50]%
                           B-1             [2.25]%                      [4.50]%
                           B-2             [1.25]%                        **

                          *Approximate.
                          **[2.50]% plus a fraction (expressed as a percent), the numerator of which is the Aggregate Class B-2 Additional Principal Distribution Amount and the denominator of which is the current aggregate principal balance of the mortgage loans.

                          Overcollateralization: Overcollateralization will initially be approximately $[18,750,000] (the "Overcollateralization Amount"), or [1.25]% of the sum of (i) the aggregate principal balance of the Closing Date Mortgage Loans as of the related Cut-off Date and
                          (ii) the initial Pre-funding Amount. The
                          Overcollateralization Amount is available for the benefit of all classes of Offered Certificates and the Class I Certificates. To the extent that the Overcollateralization Amount is reduced below the Required Overcollateralization Amount, Excess Cashflow will be directed to build the Overcollateralization Amount until the Required Overcollateralization Amount is reached.

                          Required Overcollateralization Amount: The "Required Overcollateralization Amount" for any Distribution Date is equal to:

                          (i) prior to the Crossover Date, [1.25]% of the sum of (x) the aggregate principal balance of the Closing Date Mortgage Loans as of the related Cut-off Date and (y) the initial Pre-funding Amount.

                          (ii) on or after the Crossover Date, the lesser of:

                               (a) the sum of (i) [1.25]% of the sum of (x) the aggregate principal balance of the Closing Date Mortgage Loans as of the related Cut-off Date and (y) the initial Pre-funding Amount and (ii) the Aggregate Class B-2 Additional Principal Distribution Amount; and

                               (b)  the greater of:

                                    (1)  the sum of (i) approximately [2.50]% of
                                         the current aggregate principal balance
                                         of the mortgage loans (after giving
                                         effect to distributions of principal on
                                         the mortgage loans) and (ii) the
                                         Aggregate Class B-2 Additional
                                         Principal Distribution Amount; and

                                    (2)  0.50% of the sum of (x) the aggregate
                                         principal balance of the Closing Date
                                         Mortgage Loans as of the related
                                         Cut-off Date and (y) the initial
                                         Pre-funding Amount.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

Series Term Sheet Dated May 21, 2003
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-2
--------------------------------------------------------------------------------

                          On any Distribution Date on which a Trigger Event is in effect, the Required Overcollateralization Amount will be equal to the Required Overcollateralization Amount as of the preceding Distribution Date.

                          Mortgage Insurance: Approximately 48.41% of the Initial Mortgage Loans are covered by a mortgage insurance policy issued by Mortgage Guaranty Insurance Corp. ("MGIC"), PMI Mortgage Insurance Co. ("PMI") or Radian Guaranty, Inc. ("Radian") (such loans are the "Insured Mortgage Loans"). Approximately 44.48% of the Initial Mortgage Loans have an original loan-to-value ratio in excess of 60% and are not insured. Approximately 7.10% of the Initial Mortgage Loans have an original loan-to-value ratio less than or equal to 60% and are not insured.

                          Each mortgage insurance policy provided by MGIC, PMI and Radian insures a portion of the loss on the related mortgage loan to a level where the uninsured exposure of the mortgage loan is reduced to an amount equal to 55%, 51% and 50%, respectively, of the original loan-to-value ratio of such mortgage loan. Approximately 99.07%, 0.91% and 0.02% of the Insured Mortgage Loans are insured by MGIC, PMI and Radian, respectively.

                          Cross-Collateralization: The mortgage loans are divided into two Groups. The Class A-1 Certificates and Class A-2 Certificates are each primarily supported by the Group I Mortgage Loans and Group II Mortgage Loans, respectively. Under certain circumstances, as described herein, each class of Class A Certificates holds a contingent interest in the Group related to the other class of Class A Certificates. To the extent that available funds from one Group is insufficient to make a required payment of interest or principal to its related class of Class A Certificates, then any remaining available funds from the other Group may be used in order to make such required payment of interest or principal.

Distribution of Excess    With respect to any Distribution Date, any Excess
Cashflow:                 Cashflow will be distributed as follows:

                          (i) from the overcollateralization release amount only, to fund any distributions to be made to the Class B-2 Certificates as described under "Principal Distributions - Principal Allocation";

                          (ii) to any class or classes of certificates then entitled to receive distributions in respect of principal, in an amount equal to the Extra Principal Distribution Amount (in the same priority as described in "Principal Allocation" herein); and

                          (iii) to be deposited into the Supplemental Interest Trust and distributed as described in "Supplemental Interest Trust" herein.

Extra Principal           With respect to any Distribution Date, the "Extra
Distribution Amount:      Principal Distribution Amount" is the lesser of (x)
                          the Excess Cashflow for such Distribution Date and (y) the overcollateralization deficiency amount for such distribution date.

--------------------------------------------------------------------------------
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                                      -16-

Series Term Sheet Dated May 21, 2003
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-2
--------------------------------------------------------------------------------

Conversion Feature of     Approximately 60.93% of the Initial Mortgage Loans
Adjustable-Rate Loans:    are, at the borrower's option, subject to conversion
                          during a certain period into fixed-rate loans at a rate not to exceed 600 basis points over the FNMA rate for thirty-year fixed-rate loans only if certain conditions are met, for example, (a) the borrower has made timely payments on the loan during the twelve months immediately preceding the conversion date; (b) the borrower occupies the property; (c) the value of the property has not declined since the date of the original loan; and (d) the borrower meets the Servicer's property and credit standards.

Removal of Converted      In the event of a conversion of a mortgage loan from
Loans Pursuant to the     an adjustable-rate to a fixed-rate, NovaStar Capital,
Conversion Feature:       Inc., an affiliate of the Seller and Servicer, will be
                          obligated to purchase the mortgage loan from the pool at the outstanding principal balance of the mortgage loan. That is, the converted loans will be bought out of, and thus removed from, the pool after the conversion, causing an acceleration of principal distributions on the Certificates in accordance with their terms due to a prepayment of the pool. The purchase obligation of NovaStar Capital, Inc. will be fully guaranteed by NovaStar Financial, Inc., a publicly-held company whose stock trades on the New
                          York Stock Exchange under the symbol NFI.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

Series Term Sheet Dated May 21, 2003
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The following information regarding the Initial Mortgage Loans is calculated as of the Statistical Calculation Date (after giving effect to scheduled payments due May 1, 2003). After the Statistical Calculation Date and prior to the Closing Date, Additional Mortgage Loans will be added to the Initial Mortgage Loans to comprise the Closing Date Mortgage Loans. The Additional Mortgage Loans will consist of mortgage loans closed after the Statistical Calculation Date and prior to the Closing Date. Additionally, after the Statistical Calculation Date, Subsequent Mortgage Loans will be added to the Trust. The Subsequent Mortgage Loans will consist of mortgage loans closed after both the Statistical Calculation Date and the Closing Date. It is expected that the composition and characteristics of the Additional Mortgage Loans and the Subsequent Mortgage Loans will be similar to the composition and characteristics of the Initial Mortgage Loans in all material respects.

The following information is preliminary and will be superseded by the description of the collateral contained in any subsequent term sheets and the related prospectus supplement.
--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

Series Term Sheet Dated May 21, 2003
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-2
--------------------------------------------------------------------------------

                    DESCRIPTION OF THE INITIAL MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

Number of Mortgage Loans                        5,378
Total Outstanding Principal Balance   $770,857,241.11
WA Effective Original CLTV Ratio                67.35%

                                              Minimum       Maximum              Average
                                              -------       -------              -------
Outstanding Principal Balance              $11,835.00   $940,000.00          $143,335.30

                                              Minimum       Maximum     Weighted Average
                                              -------       -------     ----------------
Original LTV Ratio                               5.06%       100.00%               78.58%
Original CLTV Ratio                              5.06%       100.00%               80.20%
Mortgage Rate                                   4.625%       14.000%               7.352%
Original Term (Months)                            120           360                  337
Remaining Term (Months)                           118           360                  336
Seasoning (Months)                                  1            50                    1
Credit Score                                      515           816                  639

                                             Earliest        Latest
                                             --------      --------
Origination Date                             02/22/99      05/05/03
Maturity Date                                03/01/13      05/01/33

----------------------------------------------------------------------------------------

ARM Loan Characteristics

Number of ARM Loans                             3,331
Total Outstanding Principal Balance   $519,900,836.80

                                              Minimum       Maximum     Weighted Average
                                              -------       -------     ----------------
Margin                                          0.100%        9.875%               5.716%
Maximum Mortgage Rate                          11.625%       18.250%              14.284%
Minimum Mortgage Rate                           4.625%       11.250%               7.321%
Initial Rate Cap                                1.000%        3.000%               2.993%
Periodic Rate Cap                               1.000%        3.000%               1.002%
Months to Next Adjustment                           4            59                   24

----------------------------------------------------------------------------------------

Product Type                       % of Aggregate Balance
---------------------------------------------------------
Fixed Rate Fully Amortizing                 24.68
Fixed Rate Balloon                           7.88
Adjustable Rate Fully Amortizing            67.44
---------------------------------------------------------
Total                                      100.00
=========================================================

Property Type                      % of Aggregate Balance
---------------------------------------------------------
Single Family Residence                     75.72
PUD                                         12.78
Condo                                        5.80
Multi-Unit                                   5.70
---------------------------------------------------------
Total                                      100.00
=========================================================

Occupancy Status                   % of Aggregate Balance
---------------------------------------------------------
Primary                                     94.05
Investment (Non-Owner Occupied)              4.54
Secondary                                    0.75
Investment (Owner Occupied)                  0.66
---------------------------------------------------------
Total                                      100.00
=========================================================


Loan Purpose                       % of Aggregate Balance
---------------------------------------------------------
Cashout                                     60.92
Purchase                                    27.92
Rate/Term Refinance                         11.17
---------------------------------------------------------
Total                                      100.00
=========================================================

MI Provider                        % of Aggregate Balance
---------------------------------------------------------
Uninsured                                   51.59
MGIC                                        47.96
PMI                                          0.44
Radian                                       0.01
---------------------------------------------------------
Total                                      100.00
=========================================================

Documentation Type                 % of Aggregate Balance
---------------------------------------------------------
Full                                        50.37
Stated Income                               36.42
No Documentation                             7.60
NINA                                         2.83
Limited                                      2.78
---------------------------------------------------------
Total                                      100.00
=========================================================

--------------------------------------------------------------------------------
   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
          A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated May 21, 2003
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-2
--------------------------------------------------------------------------------

                    DESCRIPTION OF THE INITIAL MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                 Number of Initial      Outstanding      Percent of Aggregate
Principal Balance ($)              Mortgage Loans    Principal Balance     Principal Balance
------------------------------   -----------------   -----------------   --------------------
      0.01 to  25,000.00                 133          $  2,668,733.23             0.35%
 25,000.01 to  50,000.00                 373            14,631,569.59             1.90
 50,000.01 to  75,000.00                 665            42,501,728.54             5.51
 75,000.01 to 100,000.00                 830            72,960,511.09             9.46
100,000.01 to 125,000.00                 773            87,294,413.82            11.32
125,000.01 to 150,000.00                 656            90,153,522.07            11.70
150,000.01 to 175,000.00                 485            78,665,191.92            10.20
175,000.01 to 200,000.00                 368            69,061,065.23             8.96
200,000.01 to 225,000.00                 268            57,123,986.51             7.41
225,000.01 to 250,000.00                 192            45,679,687.89             5.93
250,000.01 to 275,000.00                 179            47,055,139.15             6.10
275,000.01 to 300,000.00                 125            35,873,073.43             4.65
300,000.01 to 325,000.00                  80            25,199,941.02             3.27
325,000.01 to 350,000.00                  59            19,923,935.54             2.58
350,000.01 to 375,000.00                  55            19,962,352.84             2.59
375,000.01 to 400,000.00                  41            16,056,107.93             2.08
400,000.01 to 425,000.00                  29            12,054,255.28             1.56
425,000.01 to 450,000.00                  21             9,245,326.45             1.20
450,000.01 to 475,000.00                  13             6,008,103.61             0.78
475,000.01 to 500,000.00                  17             8,373,581.63             1.09
500,000.01 to 525,000.00                   2             1,033,016.81             0.13
525,000.01 to 550,000.00                   4             2,145,491.93             0.28
550,000.01 to 575,000.00                   2             1,124,473.37             0.15
575,000.01 to 600,000.00                   1               598,912.24             0.08
625,000.01 to 650,000.00                   1               649,383.26             0.08
675,000.01 to 700,000.00                   1               683,727.73             0.09
750,000.01 to 775,000.00                   1               760,000.00             0.10
775,000.01 to 800,000.00                   1               800,000.00             0.10
800,000.01 to 825,000.00                   1               800,009.00             0.10
825,000.01 to 850,000.00                   1               830,000.00             0.11
925,000.01 to 950,000.00                   1               940,000.00             0.12
------------------------------         -----          ---------------           ------
Total                                  5,378          $770,857,241.11           100.00%
                                       =====          ===============           ======

--------------------------------------------------------------------------------
   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
          A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated May 21, 2003
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-2
--------------------------------------------------------------------------------

                    DESCRIPTION OF THE INITIAL MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                 Number of Initial      Outstanding      Percent of Aggregate
Current Interest Rate (%)          Mortgage Loans    Principal Balance     Principal Balance
------------------------------   -----------------   -----------------   --------------------
 4.501 to  5.000                          16          $  3,186,818.70             0.41%
 5.001 to  5.500                          80            17,130,274.02             2.22
 5.501 to  6.000                         369            67,364,454.18             8.74
 6.001 to  6.500                         633           113,738,681.28            14.75
 6.501 to  7.000                       1,031           170,353,676.30            22.10
 7.001 to  7.500                         776           115,101,603.07            14.93
 7.501 to  8.000                         868           124,301,883.50            16.13
 8.001 to  8.500                         447            57,789,551.32             7.50
 8.501 to  9.000                         408            49,906,029.26             6.47
 9.001 to  9.500                         175            18,976,997.04             2.46
 9.501 to 10.000                         161            14,725,165.63             1.91
10.001 to 10.500                          65             4,284,645.97             0.56
10.501 to 11.000                          71             3,846,230.31             0.50
11.001 to 11.500                          60             2,594,714.41             0.34
11.501 to 12.000                          50             1,885,862.10             0.24
12.001 to 12.500                          34             1,169,871.33             0.15
12.501 to 13.000                          43             1,478,233.88             0.19
13.001 to 13.500                          41             1,319,063.18             0.17
13.501 to 14.000                          50             1,703,485.63             0.22
------------------------------         -----          ---------------           -------
Total                                  5,378          $770,857,241.11           100.00%
                                       =====          ================          =======

                                 Number of Initial      Outstanding      Percent of Aggregate
FICO Score                         Mortgage Loans    Principal Balance     Principal Balance
------------------------------   -----------------   -----------------   --------------------
Not Available                              1          $    140,400.00             0.02%
501 to 525                               107            14,333,913.86             1.86
526 to 550                               421            56,651,637.02             7.35
551 to 575                               495            70,618,159.03             9.16
576 to 600                               546            77,620,191.08            10.07
601 to 625                               646            94,458,509.42            12.25
626 to 650                               843           124,816,565.30            16.19
651 to 675                               822           113,661,846.97            14.74
676 to 700                               593            87,119,882.69            11.30
701 to 725                               415            58,856,155.58             7.64
726 to 750                               275            39,161,173.11             5.08
751 to 775                               151            22,792,134.34             2.96
776 to 800                                58             9,922,792.45             1.29
801 to 825                                 5               703,880.26             0.09
------------------------------         -----          ---------------           -------
Total                                  5,378          $770,857,241.11           100.00%
                                       =====          ===============           =======

--------------------------------------------------------------------------------
   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
          A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated May 21, 2003
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-2
--------------------------------------------------------------------------------

                    DESCRIPTION OF THE INITIAL MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                 Number of Initial      Outstanding      Percent of Aggregate
Lien Position                      Mortgage Loans    Principal Balance     Principal Balance
------------------------------   -----------------   -----------------   --------------------
First                                  4,952          $755,186,444.31            97.97%
Second                                   426            15,670,796.80             2.03
------------------------------         -----          ---------------           ------
Total                                  5,378          $770,857,241.11           100.00%
                                       =====          ===============           ======

                                 Number of Initial      Outstanding      Percent of Aggregate
Combined LTV Ratio (%)             Mortgage Loans    Principal Balance     Principal Balance
------------------------------   -----------------   -----------------   --------------------
 5.01 to  10.00                            1          $     39,761.28             0.01%
15.01 to  20.00                            3               167,922.88             0.02
20.01 to  25.00                            9               900,277.75             0.12
25.01 to  30.00                           12             1,590,239.17             0.21
30.01 to  35.00                           16             2,811,047.75             0.36
35.01 to  40.00                           29             3,951,421.30             0.51
40.01 to  45.00                           40             5,626,886.81             0.73
45.01 to  50.00                           77             9,974,525.98             1.29
50.01 to  55.00                           76            10,461,594.78             1.36
55.01 to  60.00                          130            19,215,588.23             2.49
60.01 to  65.00                          208            32,329,360.29             4.19
65.01 to  70.00                          306            46,492,323.02             6.03
70.01 to  75.00                          452            68,099,345.84             8.83
75.01 to  80.00                        1,427           223,332,696.71            28.97
80.01 to  85.00                          603            95,610,534.22             12.4
85.01 to  90.00                        1,058           162,059,011.61            21.02
90.01 to  95.00                          377            53,077,000.77             6.89
95.01 to 100.00                          554            35,117,702.72             4.56
------------------------------         -----          ---------------           ------
Total                                  5,378          $770,857,241.11           100.00%
                                       =====          ===============           ======

Remaining Term                   Number of Initial      Outstanding      Percent of Aggregate
to Maturity (Months)               Mortgage Loans    Principal Balance     Principal Balance
------------------------------   -----------------   -----------------   --------------------
101 to 120                                 7          $    602,253.05             0.08%
121 to 140                                 1                60,939.59             0.01
161 to 180                             1,023            93,663,064.16            12.15
221 to 240                                52             6,689,805.66             0.87
281 to 300                                 7               745,888.65             0.10
321 to 340                                 4               342,079.61             0.04
341 to 360                             4,284           668,753,210.39            86.75
------------------------------         -----          ---------------           ------
Total                                  5,378          $770,857,241.11           100.00%
                                       =====          ===============           ======

--------------------------------------------------------------------------------
   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
          A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated May 21, 2003
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-2
--------------------------------------------------------------------------------

                    DESCRIPTION OF THE INITIAL MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                 Number of Initial      Outstanding      Percent of Aggregate
Risk Classifications               Mortgage Loans    Principal Balance     Principal Balance
------------------------------   -----------------   -----------------   --------------------
AAA                                        1          $     63,675.90             0.01%
AA                                         2               225,104.47             0.03
A+                                     2,048           291,186,702.73            37.77
A                                        595            83,187,021.44            10.79
A-                                       298            42,949,521.03             5.57
Alt A                                  1,631           242,039,764.85            31.40
B                                        221            30,677,538.07             3.98
B-                                        67             8,556,073.13             1.11
C                                         18             1,831,967.10             0.24
Fico Enhanced                            195            25,012,096.84             3.24
FICO Only                                302            45,127,775.55             5.85
------------------------------         -----         ----------------           ------
Total                                  5,378          $770,857,241.11           100.00%
                                       =====         ================           ======

                                 Number of Initial      Outstanding      Percent of Aggregate
Mortgage Loan Type                 Mortgage Loans    Principal Balance     Principal Balance
------------------------------   -----------------   -----------------   --------------------
2/28 ARM - 6 Month LIBOR Index         3,072          $476,216,866.15            61.78%
3/27 ARM - 6 Month LIBOR Index           249            41,557,123.79             5.39
5/1 ARM - 1 Year CMT                       2               431,683.22             0.06
ARM - 6 Month LIBOR                        8             1,695,163.64             0.22
15 Year Balloon                          618            60,711,616.42             7.88
10 Year Fixed Rate                         7               602,253.05             0.08
15 Year Fixed Rate                       406            33,012,387.33             4.28
20 Year Fixed Rate                        52             6,689,805.66             0.87
25 Year Fixed Rate                         7               745,888.65             0.10
30 Year Fixed Rate                       957           149,194,453.20            19.35
------------------------------         -----          ---------------           ------
Total                                  5,378          $770,857,241.11           100.00%
                                       =====          ===============           ======

--------------------------------------------------------------------------------
   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
          A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated May 21, 2003
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-2
--------------------------------------------------------------------------------

                    DESCRIPTION OF THE INITIAL MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                 Number of Initial      Outstanding      Percent of Aggregate
Geographic Distribution            Mortgage Loans    Principal Balance     Principal Balance
------------------------------   -----------------   -----------------   --------------------
California                             1,049          $212,323,438.57            27.54%
Florida                                1,011           117,325,413.41            15.22
Ohio                                     297            33,535,593.08             4.35
Washington                               176            27,029,892.68             3.51
Texas                                    220            25,574,267.27             3.32
Colorado                                 139            25,219,578.55             3.27
Michigan                                 195            23,797,163.08             3.09
New York                                 116            21,231,166.03             2.75
Arizona                                  156            20,605,501.54             2.67
New Jersey                               100            20,078,708.39             2.60
Illinois                                 128            19,507,673.01             2.53
Missouri                                 172            17,951,722.41             2.33
North Carolina                           139            17,408,033.06             2.26
Virginia                                 108            15,486,911.10             2.01
Massachusetts                             77            15,214,520.31             1.97
Nevada                                   107            14,228,082.58             1.85
Pennsylvania                             113            13,837,891.80             1.80
Maryland                                  90            13,808,491.57             1.79
Oregon                                    78            12,114,266.85             1.57
Louisiana                                110            11,497,140.48             1.49
Connecticut                               69             9,951,835.84             1.29
Oklahoma                                  86             7,575,785.56             0.98
Tennessee                                 73             6,542,813.83             0.85
Indiana                                   60             6,352,374.98             0.82
Minnesota                                 42             6,062,436.30             0.79
South Carolina                            54             5,728,265.38             0.74
Georgia                                   44             5,510,508.14             0.71
Kentucky                                  53             5,376,726.72             0.70
Idaho                                     45             5,082,679.76             0.66
Mississippi                               51             4,827,613.07             0.63
Arkansas                                  49             4,552,555.33             0.59
Kansas                                    28             3,942,338.30             0.51
District of Columbia                      20             3,526,063.73             0.46
New Hampshire                             18             3,020,976.19             0.39
Wisconsin                                 18             2,797,413.75             0.36
New Mexico                                16             2,390,704.98             0.31
Delaware                                  12             2,123,643.95             0.28
Utah                                      12             1,805,778.93             0.23
Maine                                      8             1,498,860.93             0.19
Rhode Island                               7             1,175,744.69             0.15
West Virginia                             11             1,005,850.73             0.13
Iowa                                       6               485,598.28             0.06
Nebraska                                   6               484,912.81             0.06
South Dakota                               2               301,177.96             0.04
Vermont                                    2               297,788.80             0.04
Wyoming                                    2               299,786.11             0.04
Montana                                    2               246,505.71             0.03
North Dakota                               1               115,044.58             0.01
------------------------------         -----          ---------------           ------
Total                                  5,378          $770,857,241.11           100.00%
                                       =====          ===============           ======

--------------------------------------------------------------------------------
   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
          A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated May 21, 2003
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-2
--------------------------------------------------------------------------------

                    DESCRIPTION OF THE INITIAL MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                 Number of Initial      Outstanding      Percent of Aggregate
Gross Margin (%)                     ARM Loans       Principal Balance   ARM Principal Balance
------------------------------   -----------------   -----------------   ---------------------
0.001 to  0.500                            1          $    240,330.26             0.05%
1.501 to  2.000                            2               500,440.97             0.10
3.001 to  3.500                            1               128,998.38             0.02
3.501 to  4.000                           54            11,272,636.87             2.17
4.001 to  4.500                          258            43,654,627.02             8.40
4.501 to  5.000                          444            74,374,190.62            14.31
5.001 to  5.500                          583            92,402,666.06            17.77
5.501 to  6.000                          676           106,741,042.78            20.53
6.001 to  6.500                          678           101,928,261.43            19.61
6.501 to  7.000                          400            56,973,586.30            10.96
7.001 to  7.500                          157            21,995,063.54             4.23
7.501 to  8.000                           61             7,873,714.95             1.51
8.001 to  8.500                           13             1,472,681.60             0.28
8.501 to  9.000                            2               209,734.45             0.04
9.501 to 10.000                            1               132,861.57             0.03
------------------------------         -----          ---------------           ------
Total                                  3,331          $519,900,836.80           100.00%
                                       =====          ===============           ======

                                 Number of Initial      Outstanding      Percent of Aggregate
Minimum Interest Rate (%)           ARM Loans        Principal Balance   ARM Principal Balance
------------------------------   -----------------   -----------------   ---------------------
 4.501 to  5.000                           9          $  1,966,384.68             0.38%
 5.001 to  5.500                          49            11,326,661.19             2.18
 5.501 to  6.000                         214            38,906,256.98             7.48
 6.001 to  6.500                         408            72,279,562.96            13.90
 6.501 to  7.000                         685           113,695,478.90            21.87
 7.001 to  7.500                         541            83,416,192.78            16.04
 7.501 to  8.000                         601            90,348,935.90            17.38
 8.001 to  8.500                         311            42,966,760.51             8.26
 8.501 to  9.000                         307            40,152,467.79             7.72
 9.001 to  9.500                         109            13,746,832.65             2.64
 9.501 to 10.000                          80             9,388,028.51             1.81
10.001 to 10.500                          11             1,377,794.56             0.27
10.501 to 11.000                           5               265,779.39             0.05
11.001 to 11.500                           1                63,700.00             0.01
------------------------------         -----          ----------------          ------
Total                                  3,331          $ 519,900,836.80          100.00%
                                       =====          ================          ======

--------------------------------------------------------------------------------
   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
          A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated May 21, 2003
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-2
--------------------------------------------------------------------------------

                    DESCRIPTION OF THE INITIAL MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                 Number of Initial      Outstanding      Percent of Aggregate
Minimum Interest Rate (%)           ARM Loans        Principal Balance   ARM Principal Balance
------------------------------   -----------------   -----------------   ---------------------
11.501 to 12.000                          18          $  4,138,897.08             0.80%
12.001 to 12.500                          71            16,518,893.92             3.18
12.501 to 13.000                         227            42,007,989.96             8.08
13.001 to 13.500                         399            69,932,556.80            13.45
13.501 to 14.000                         672           110,162,855.68            21.19
14.001 to 14.500                         535            81,714,861.92            15.72
14.501 to 15.000                         594            89,332,162.91            17.18
15.001 to 15.500                         306            42,114,646.08             8.10
15.501 to 16.000                         304            39,107,431.04             7.52
16.001 to 16.500                         108            13,565,551.37             2.61
16.501 to 17.000                          80             9,597,716.09             1.85
17.001 to 17.500                          11             1,377,794.56             0.27
17.501 to 18.000                           5               265,779.39             0.05
18.001 to 18.500                           1                63,700.00             0.01
------------------------------         -----          ---------------           ------
Total                                  3,331          $519,900,836.80           100.00%
                                       =====          ===============           ======

                                 Number of Initial      Outstanding      Percent of Aggregate
Interest Rate Cap (%)               ARM Loans        Principal Balance   ARM Principal Balance
------------------------------   -----------------   -----------------   ---------------------
1.000                                      8          $  1,695,163.64             0.33%
3.000                                  3,323           518,205,673.16            99.67
------------------------------         -----         ----------------           ------
Total                                  3,331          $519,900,836.80           100.00%
                                       =====          ===============           ======

                                 Number of Initial      Outstanding      Percent of Aggregate
Periodic Interest Rate Cap (%)       ARM Loans       Principal Balance   ARM Principal Balance
------------------------------   -----------------   -----------------   ---------------------
1.000                                  3,329          $519,469,153.58            99.92%
3.000                                      2               431,683.22             0.08
------------------------------         -----          ---------------           ------
Total                                  3,331          $519,900,836.80           100.00%
                                       =====          ===============           ======

--------------------------------------------------------------------------------
   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
          A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated May 21, 2003
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-2
--------------------------------------------------------------------------------

                    DESCRIPTION OF THE INITIAL MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

Next Interest Rate               Number of Initial      Outstanding      Percent of Aggregate
Adjustment Date                      ARM Loans       Principal Balance   ARM Principal Balance
------------------------------   -----------------   -----------------   ---------------------
September 2003                             3          $    598,951.46             0.12%
October 2003                               3               478,302.18             0.09
November 2003                              2               617,910.00             0.12
October 2004                               1               207,700.50             0.04
November 2004                              3               363,648.95             0.07
January 2005                               3               624,061.45             0.12
February 2005                             14             2,633,490.94             0.51
March 2005                               587            93,177,743.05            17.92
April 2005                             1,261           196,242,554.81            37.75
May 2005                               1,203           182,967,666.45            35.19
January 2006                               1               224,486.52             0.04
February 2006                              1                32,789.87             0.01
March 2006                                38             6,786,729.47             1.31
April 2006                               109            18,397,766.53             3.54
May 2006                                 100            16,115,351.40             3.10
April 2008                                 2               431,683.22             0.08
------------------------------         -----          ---------------           ------
Total                                  3,331          $519,900,836.80           100.00%
                                       =====          ===============           ======

--------------------------------------------------------------------------------
   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
          A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated May 21, 2003
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-2
--------------------------------------------------------------------------------

                DESCRIPTION OF THE INITIAL GROUP I MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

Number of Mortgage Loans                        4,287
Total Outstanding Principal Balance   $583,983,898.87
WA Effective Original CLTV Ratio                67.31%

                                              Minimum       Maximum            Average
                                              -------       -------            -------
Outstanding Principal Balance              $11,835.00   $435,724.48        $136,222.04

                                              Minimum       Maximum   Weighted Average
                                              -------       -------   ----------------
Original LTV Ratio                               5.06%       100.00%             78.88%
Original CLTV Ratio                              5.06%       100.00%             80.11%
Mortgage Rate                                   4.625%       12.990%             7.356%
Original Term (Months)                            120           360                337
Remaining Term (Months)                           118           360                336
Seasoning (Months)                                  1            29                  1
Credit Score                                      515           816                639

                                             Earliest        Latest
                                             --------      --------
Origination Date                             12/01/01      05/02/03
Maturity Date                                03/01/13      05/01/33

--------------------------------------------------------------------------------------

ARM Loan Characteristics

Number of ARM Loans                             2,657
Total Outstanding Principal Balance   $394,451,015.39

                                              Minimum       Maximum   Weighted Average
                                              -------       -------   ----------------
Margin                                          0.100%        7.875%             5.719%
Maximum Mortgage Rate                          11.625%       18.250%            14.307%
Minimum Mortgage Rate                           4.625%       11.250%             7.344%
Initial Rate Cap                                1.000%        3.000%             2.995%
Periodic Rate Cap                               1.000%        3.000%             1.002%
Months to Next Adjustment                           4            59                 24

--------------------------------------------------------------------------------------

Product Type                       % of Aggregate Balance
---------------------------------------------------------
Fixed Rate Fully Amortizing                 24.80
Fixed Rate Balloon                           7.66
Adjustable Rate Fully Amortizing            67.54
---------------------------------------------------------
Total                                      100.00
=========================================================

Property Type                      % of Aggregate Balance
---------------------------------------------------------
Single Family Residence                     75.30
PUD                                         11.75
Multi-Unit                                   6.69
Condo                                        6.26
---------------------------------------------------------
Total                                      100.00
=========================================================

Occupancy Status                   % of Aggregate Balance
---------------------------------------------------------
Primary                                     93.40
Investment (Non-Owner Occupied)              5.14
Investment (Owner Occupied)                  0.77
Secondary                                    0.70
---------------------------------------------------------
Total                                      100.00
=========================================================

Loan Purpose                       % of Aggregate Balance
---------------------------------------------------------
Cashout                                     61.63
Purchase                                    27.99
Rate/Term Refinance                         10.38
---------------------------------------------------------
Total                                      100.00
=========================================================

MI Provider                        % of Aggregate Balance
---------------------------------------------------------
Uninsured                                   51.84
MGIC                                        47.83
PMI                                          0.33
---------------------------------------------------------
Total                                      100.00
=========================================================

Documentation Type                 % of Aggregate Balance
---------------------------------------------------------
Full                                        50.08
Stated Income                               36.31
No Documentation                             8.18
Limited                                      2.74
NINA                                         2.69
---------------------------------------------------------
Total                                      100.00
=========================================================

--------------------------------------------------------------------------------
   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
          A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated May 21, 2003
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-2
--------------------------------------------------------------------------------

                DESCRIPTION OF THE INITIAL GROUP I MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                    Number of                             Percent of
                                 Initial Group I      Outstanding      Aggregate Group I
Principal Balance ($)             Mortgage Loans   Principal Balance   Principal Balance
------------------------------   ---------------   -----------------   -----------------
      0.01 to  25,000.00                 89         $  1,803,375.16           0.31%
 25,000.01 to  50,000.00                270           10,757,462.94           1.84
 50,000.01 to  75,000.00                505           32,154,627.99           5.51
 75,000.01 to 100,000.00                667           58,791,608.94          10.07
100,000.01 to 125,000.00                642           72,798,997.36          12.47
125,000.01 to 150,000.00                568           78,062,381.15          13.37
150,000.01 to 175,000.00                425           68,934,658.07          11.80
175,000.01 to 200,000.00                330           61,991,253.38          10.62
200,000.01 to 225,000.00                252           53,719,972.47           9.20
225,000.01 to 250,000.00                176           41,895,079.31           7.17
250,000.01 to 275,000.00                165           43,390,915.30           7.43
275,000.01 to 300,000.00                116           33,257,044.89           5.69
300,000.01 to 325,000.00                 67           21,059,336.09           3.61
325,000.01 to 350,000.00                  9            3,021,362.72           0.52
350,000.01 to 375,000.00                  3            1,101,134.62           0.19
375,000.01 to 400,000.00                  1              389,655.91           0.07
400,000.01 to 425,000.00                  1              419,308.09           0.07
425,000.01 to 450,000.00                  1              435,724.48           0.07
------------------------------        -----         ---------------         ------
Total                                 4,287         $583,983,898.87         100.00%
                                      =====         ===============         ======

                                    Number of                             Percent of
                                 Initial Group I      Outstanding      Aggregate Group I
Current Interest Rate (%)         Mortgage Loans   Principal Balance   Principal Balance
------------------------------   ---------------   -----------------   -----------------
 4.501 to  5.000                         13         $  1,949,357.36           0.33%
 5.001 to  5.500                         67           11,602,097.78           1.99
 5.501 to  6.000                        313           49,647,072.77           8.50
 6.001 to  6.500                        500           80,899,188.16          13.85
 6.501 to  7.000                        815          126,596,881.30          21.68
 7.001 to  7.500                        639           91,507,739.72          15.67
 7.501 to  8.000                        738          101,929,045.44          17.45
 8.001 to  8.500                        369           44,625,242.96           7.64
 8.501 to  9.000                        318           37,885,082.18           6.49
 9.001 to  9.500                        142           15,630,428.11           2.68
 9.501 to 10.000                        118           10,920,841.89           1.87
10.001 to 10.500                         49            2,721,100.36           0.47
10.501 to 11.000                         53            2,651,303.99           0.45
11.001 to 11.500                         54            2,212,808.48           0.38
11.501 to 12.000                         41            1,377,270.62           0.24
12.001 to 12.500                         32            1,006,292.83           0.17
12.501 to 13.000                         26              822,144.92           0.14
------------------------------        -----         ----------------        ------
Total                                 4,287         $583,983,898.87         100.00%
                                      =====         ================        ======

--------------------------------------------------------------------------------
   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
          A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated May 21, 2003
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-2
--------------------------------------------------------------------------------

                DESCRIPTION OF THE INITIAL GROUP I MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                    Number of                             Percent of
                                 Initial Group I      Outstanding      Aggregate Group I
FICO Score                        Mortgage Loans   Principal Balance   Principal Balance
------------------------------   ---------------   -----------------   -----------------
Not Available                             1         $    140,400.00           0.02%
501 to 525                              101           13,219,275.11           2.26
526 to 550                              356           45,677,522.36           7.82
551 to 575                              396           54,307,699.67           9.30
576 to 600                              392           53,177,383.64           9.11
601 to 625                              454           64,572,993.24          11.06
626 to 650                              674           93,849,379.09          16.07
651 to 675                              689           90,088,286.48          15.43
676 to 700                              495           69,292,887.26          11.87
701 to 725                              336           47,081,179.73           8.06
726 to 750                              221           29,423,312.79           5.04
751 to 775                              120           15,987,180.34           2.74
776 to 800                               47            6,462,518.90           1.11
801 to 825                                5              703,880.26           0.12
------------------------------        -----         ---------------         ------
Total                                 4,287         $583,983,898.87         100.00%
                                      =====         ===============         ======

                                    Number of                             Percent of
                                 Initial Group I      Outstanding      Aggregate Group I
Lien Position                     Mortgage Loans   Principal Balance   Principal Balance
------------------------------   ---------------   -----------------   -----------------
First                                 4,017         $574,927,287.62          98.45%
Second                                  270            9,056,611.25           1.55
------------------------------        -----         ---------------         ------
Total                                 4,287         $583,983,898.87         100.00%
                                      =====         ===============         ======

--------------------------------------------------------------------------------
   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
          A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated May 21, 2003
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-2
--------------------------------------------------------------------------------

                DESCRIPTION OF THE INITIAL GROUP I MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                    Number of                             Percent of
                                 Initial Group I      Outstanding      Aggregate Group I
Combined LTV Ratio (%)           Mortgage Loans    Principal Balance   Principal Balance
------------------------------   ---------------   -----------------   -----------------
 5.01 to  10.00                           1         $     39,761.28           0.01%
15.01 to  20.00                           3              167,922.88           0.03
20.01 to  25.00                           8              796,137.39           0.14
25.01 to  30.00                          11            1,441,426.01           0.25
30.01 to  35.00                          13            1,322,962.02           0.23
35.01 to  40.00                          25            2,488,412.30           0.43
40.01 to  45.00                          37            5,059,590.63           0.87
45.01 to  50.00                          66            8,328,261.75           1.43
50.01 to  55.00                          71            9,108,228.75           1.56
55.01 to  60.00                         115           15,168,109.22           2.60
60.01 to  65.00                         167           23,821,196.93           4.08
65.01 to  70.00                         241           33,595,839.28           5.75
70.01 to  75.00                         369           51,492,805.46           8.82
75.01 to  80.00                       1,172          172,589,379.15          29.55
80.01 to  85.00                         460           65,895,633.56          11.28
85.01 to  90.00                         860          126,242,803.33          21.62
90.01 to  95.00                         301           42,018,372.15           7.20
95.01 to 100.00                         367           24,407,056.78           4.18
------------------------------        -----         ---------------         ------
Total                                 4,287         $583,983,898.87         100.00%
                                      =====         ===============         ======

                                    Number of                             Percent of
Remaining Term                   Initial Group I      Outstanding      Aggregate Group I
to Maturity (Months)             Mortgage Loans    Principal Balance   Principal Balance
------------------------------   ---------------   -----------------   -----------------
101 to 120                                7         $    602,253.05           0.10%
161 to 180                              773           69,635,266.65          11.92
221 to 240                               46            5,569,852.61           0.95
281 to 300                                5              416,519.94           0.07
321 to 340                                4              342,079.61           0.06
341 to 360                            3,452          507,417,927.01          86.89
------------------------------        -----         ---------------         ------
Total                                 4,287         $583,983,898.87         100.00%
                                      =====         ===============         ======

--------------------------------------------------------------------------------
   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
          A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated May 21, 2003
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-2
--------------------------------------------------------------------------------

                DESCRIPTION OF THE INITIAL GROUP I MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

     DESCRIPTION OF THE INITIAL GROUP I MORTGAGE LOANS AS OF THE STATISTICAL
                                CALCULATION DATE

                                    Number of                             Percent of
                                 Initial Group I      Outstanding      Aggregate Group I
Risk Classifications             Mortgage Loans    Principal Balance   Principal Balance
------------------------------   ---------------   -----------------   -----------------
AAA                                       1         $     63,675.90           0.01%
AA                                        2              225,104.47           0.04
A+                                    1,627          220,322,956.69          37.73
A                                       483           64,608,032.49          11.06
A-                                      236           33,565,300.32           5.75
Alt A                                 1,310          179,807,556.40          30.79
B                                       174           22,993,093.26           3.94
B-                                       63            7,885,155.96           1.35
C                                        15            1,665,620.07           0.29
FICO Enhanced                           118           16,222,239.98           2.78
FICO Only                               258           36,625,163.33           6.27
------------------------------        -----         ---------------         ------
Total                                 4,287         $583,983,898.87         100.00%
                                      =====         ===============         ======

                                    Number of                             Percent of
                                 Initial Group I      Outstanding      Aggregate Group I
Mortgage Loan Type               Mortgage Loans    Principal Balance   Principal Balance
------------------------------   ---------------   -----------------   -----------------
2/28 ARM - 6 Month LIBOR Index        2,458         $363,428,821.72          62.23%
3/27 ARM - 6 Month LIBOR Index          191           29,513,256.81           5.05
5/1 ARM - 1 Year CMT                      2              431,683.22           0.07
ARM - 6 Month LIBOR                       6            1,077,253.64           0.18
15 Year Balloon                         472           44,721,641.69           7.66
10 Year Fixed Rate                        7              602,253.05           0.10
15 Year Fixed Rate                      301           24,913,624.96           4.27
20 Year Fixed Rate                       46            5,569,852.61           0.95
25 Year Fixed Rate                        5              416,519.94           0.07
30 Year Fixed Rate                      799          113,308,991.23          19.40
------------------------------        -----         ---------------         ------
Total                                 4,287         $583,983,898.87         100.00%
                                      =====         ===============         ======

--------------------------------------------------------------------------------
   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
          A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated May 21, 2003
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-2
--------------------------------------------------------------------------------

                DESCRIPTION OF THE INITIAL GROUP I MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                    Number of                             Percent of
                                 Initial Group I      Outstanding      Aggregate Group I
Geographic Distribution          Mortgage Loans    Principal Balance   Principal Balance
------------------------------   ---------------   -----------------   -----------------
California                              854         $153,786,334.29          26.33%
Florida                                 829           96,331,532.69          16.50
Ohio                                    215           23,971,529.38           4.10
Washington                              146           21,559,944.33           3.69
Michigan                                160           19,029,625.52           3.26
Colorado                                115           18,792,752.91           3.22
Texas                                   154           17,904,652.07           3.07
Arizona                                 121           15,726,727.28           2.69
Illinois                                105           15,266,271.04           2.61
New York                                 89           15,219,972.03           2.61
Missouri                                140           14,637,481.01           2.51
New Jersey                               77           14,036,429.86           2.40
Massachusetts                            68           13,218,820.94           2.26
North Carolina                          102           11,879,286.88           2.03
Nevada                                   88           11,311,673.17           1.94
Pennsylvania                             93           11,035,858.27           1.89
Virginia                                 77           10,557,555.72           1.81
Maryland                                 73           10,415,193.61           1.78
Oregon                                   64            9,526,922.60           1.63
Louisiana                                85            8,583,032.36           1.47
Connecticut                              59            8,368,997.98           1.43
Oklahoma                                 73            6,512,574.94           1.12
Tennessee                                59            5,368,120.18           0.92
Idaho                                    41            4,720,662.22           0.81
South Carolina                           42            4,575,109.05           0.78
Arkansas                                 42            4,012,442.83           0.69
Indiana                                  43            4,046,856.29           0.69
Kentucky                                 40            4,047,105.03           0.69
Georgia                                  33            3,988,111.10           0.68
Minnesota                                29            3,996,349.61           0.68
Mississippi                              38            3,630,587.21           0.62
Kansas                                   21            2,542,821.02           0.44
New Hampshire                            17            2,532,724.49           0.43
District of Columbia                     16            2,317,478.80           0.40
Delaware                                 10            1,927,750.37           0.33
New Mexico                               11            1,391,356.87           0.24
Utah                                     11            1,381,444.01           0.24
Wisconsin                                11            1,360,496.85           0.23
Rhode Island                              6            1,065,244.69           0.18
Maine                                     6              885,908.51           0.15
West Virginia                             8              809,630.67           0.14
Iowa                                      4              287,060.22           0.05
South Dakota                              2              301,177.96           0.05
Vermont                                   2              297,788.80           0.05
Wyoming                                   2              299,786.11           0.05
Montana                                   2              246,505.71           0.04
Nebraska                                  3              163,166.81           0.03
North Dakota                              1              115,044.58           0.02
------------------------------        -----         ---------------         ------
Total                                 4,287         $583,983,898.87         100.00%
                                      =====         ===============         ======

--------------------------------------------------------------------------------
   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
          A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated May 21, 2003
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-2
--------------------------------------------------------------------------------

                DESCRIPTION OF THE INITIAL GROUP I MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                    Number of                          Percent of Aggregate
                                 Initial Group I      Outstanding           Group I ARM
Gross Margin (%)                    ARM Loans      Principal Balance    Principal Balance
------------------------------   ---------------   -----------------   --------------------
0.001 to 0.500                            1         $    240,330.26             0.06%
1.501 to 2.000                            1              115,931.16             0.03
3.001 to 3.500                            1              128,998.38             0.03
3.501 to 4.000                           44            6,985,457.46             1.77
4.001 to 4.500                          209           32,856,337.71             8.33
4.501 to 5.000                          352           54,063,324.34            13.71
5.001 to 5.500                          465           70,159,806.36            17.79
5.501 to 6.000                          550           84,097,029.01            21.32
6.001 to 6.500                          553           79,575,565.89            20.17
6.501 to 7.000                          330           45,760,631.33            11.60
7.001 to 7.500                          122           16,668,451.27             4.23
7.501 to 8.000                           29            3,799,152.22             0.96
------------------------------        -----         ---------------           ------
Total                                 2,657         $394,451,015.39           100.00%
                                      =====         ===============           ======

                                    Number of                          Percent of Aggregate
                                 Initial Group I      Outstanding           Group I ARM
Minimum Interest Rate (%)           ARM Loans      Principal Balance    Principal Balance
------------------------------   ---------------   -----------------   --------------------
 4.501 to  5.000                          7         $  1,117,064.53             0.28%
 5.001 to  5.500                         40            7,496,711.01             1.90
 5.501 to  6.000                        181           29,210,442.06             7.41
 6.001 to  6.500                        316           51,259,608.56            13.00
 6.501 to  7.000                        533           84,352,073.63            21.38
 7.001 to  7.500                        440           65,234,261.76            16.54
 7.501 to  8.000                        508           74,928,476.28            19.00
 8.001 to  8.500                        251           32,436,649.22             8.22
 8.501 to  9.000                        234           29,591,084.52             7.50
 9.001 to  9.500                         85           11,266,552.69             2.86
 9.501 to 10.000                         56            6,863,614.64             1.74
10.001 to 10.500                          5              630,776.49             0.16
11.001 to 11.500                          1               63,700.00             0.02
------------------------------        -----         ---------------           ------
Total                                 2,657         $394,451,015.39           100.00%
                                      =====         ===============           ======

--------------------------------------------------------------------------------
   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
          A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated May 21, 2003
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-2
--------------------------------------------------------------------------------

                DESCRIPTION OF THE INITIAL GROUP I MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                    Number of                          Percent of Aggregate
                                 Initial Group I      Outstanding           Group I ARM
Maximum Interest Rate(%)            ARM Loans      Principal Balance    Principal Balance
------------------------------   ---------------   -----------------   --------------------
11.501 to 12.000                         14         $  2,487,781.92             0.63%
12.001 to 12.500                         61           12,266,126.32             3.11
12.501 to 13.000                        193           31,920,298.91             8.09
13.001 to 13.500                        307           48,843,569.12            12.38
13.501 to 14.000                        522           81,655,462.18            20.70
14.001 to 14.500                        434           63,991,991.73            16.22
14.501 to 15.000                        500           73,544,513.49            18.64
15.001 to 15.500                        246           31,484,463.09             7.98
15.501 to 16.000                        233           29,269,496.45             7.42
16.001 to 16.500                         84           11,107,632.98             2.82
16.501 to 17.000                         57            7,185,202.71             1.82
17.001 to 17.500                          5              630,776.49             0.16
18.001 to 18.500                          1               63,700.00             0.02
------------------------------        -----         ---------------           ------
Total                                 2,657         $394,451,015.39           100.00%
                                      =====         ===============           ======

                                    Number of                          Percent of Aggregate
                                 Initial Group I      Outstanding           Group I ARM
Interest Rate Cap (%)               ARM Loans      Principal Balance    Principal Balance
------------------------------   ---------------   -----------------   --------------------
1.000                                     6         $  1,077,253.64             0.27%
3.000                                 2,651          393,373,761.75            99.73
------------------------------        -----         ---------------           ------
Total                                 2,657         $394,451,015.39           100.00%
                                      =====         ===============           ======

                                    Number of                          Percent of Aggregate
                                 Initial Group I      Outstanding           Group I ARM
Periodic Interest Rate Cap (%)      ARM Loans      Principal Balance    Principal Balance
------------------------------   ---------------   -----------------   --------------------
1.000                                 2,655         $394,019,332.17            99.89%
3.000                                     2              431,683.22             0.11
------------------------------        -----         ---------------           ------
Total                                 2,657         $394,451,015.39           100.00%
                                      =====         ===============           ======

--------------------------------------------------------------------------------
   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
          A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated May 21, 2003
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-2
--------------------------------------------------------------------------------

                DESCRIPTION OF THE INITIAL GROUP I MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                    Number of                          Percent of Aggregate
Next Interest Rate               Initial Group I      Outstanding           Group I ARM
Adjustment                          ARM Loans      Principal Balance    Principal Balance
------------------------------   ---------------   -----------------   --------------------
September 2003                            3         $    598,951.46             0.15%
October 2003                              3              478,302.18             0.12
October 2004                              1              207,700.50             0.05
November 2004                             3              363,648.95             0.09
January 2005                              1              179,524.22             0.05
February 2005                            11            1,978,209.25             0.50
March 2005                              523           74,705,383.70            18.94
April 2005                            1,102          162,301,402.15            41.15
May 2005                                817          123,692,952.95            31.36
January 2006                              1              224,486.52             0.06
March 2006                               31            4,972,054.83             1.26
April 2006                               92           13,774,299.46             3.49
May 2006                                 67           10,542,416.00             2.67
April 2008                                2              431,683.22             0.11
------------------------------        -----         ---------------           ------
Total                                 2,657         $394,451,015.39           100.00%
                                      =====         ===============           ======

--------------------------------------------------------------------------------
   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
          A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated May 21, 2003
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-2
--------------------------------------------------------------------------------

               DESCRIPTION OF THE INITIAL GROUP II MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

Number of Mortgage Loans                        1,091
Total Outstanding Principal Balance   $186,873,342.24
WA Effective Original CLTV Ratio                67.48%

                                              Minimum       Maximum            Average
                                              -------       -------            -------
Outstanding Principal Balance              $11,997.75   $940,000.00        $171,286.29

                                              Minimum       Maximum   Weighted Average
                                              -------       -------   ----------------
Original LTV Ratio                              10.00%       100.00%             77.64%
Original CLTV Ratio                             22.23%       100.00%             80.47%
Mortgage Rate                                   4.990%       14.000%             7.338%
Original Term (Months)                            180           360                336
Remaining Term (Months)                           130           360                335
Seasoning (Months)                                  1            50                  1
Credit Score                                      520           798                639

                                             Earliest        Latest
                                             --------      --------
Origination Date                             02/22/99      05/05/03
Maturity Date                                03/01/14      05/01/33

--------------------------------------------------------------------------------------

ARM Loan Characteristics

Number of ARM Loans                               674
Total Outstanding Principal Balance   $125,449,821.41

                                              Minimum       Maximum   Weighted Average
                                              -------       -------   ----------------
Margin                                          2.000%        9.875%             5.704%
Maximum Mortgage Rate                          11.625%       17.990%            14.213%
Minimum Mortgage Rate                           4.990%       10.990%             7.247%
Initial Rate Cap                                1.000%        3.000%             2.990%
Periodic Rate Cap                               1.000%        1.000%             1.000%
Months to Next Adjustment                           6            36                 24

--------------------------------------------------------------------------------------

Product Type                       % of Aggregate Balance
---------------------------------------------------------
Fixed Rate Fully Amortizing                24.31
Fixed Rate Balloon                          8.56
Adjustable Rate Fully Amortizing           67.13
---------------------------------------------------------
Total                                     100.00
=========================================================

Property Type                      % of Aggregate Balance
---------------------------------------------------------
Single Family Residence                    77.03
PUD                                        16.01
Condo                                       4.36
Multi-Unit                                  2.60
---------------------------------------------------------
Total                                     100.00
=========================================================

Occupancy Status                   % of Aggregate Balance
---------------------------------------------------------
Primary                                    96.10
Investment (Non-Owner Occupied)             2.69
Secondary                                   0.90
Investment (Owner Occupied)                 0.32
---------------------------------------------------------
Total                                     100.00
=========================================================

Loan Purpose                       % of Aggregate Balance
---------------------------------------------------------
Cashout                                    58.69
Purchase                                   27.69
Rate/Term Refinance                        13.62
---------------------------------------------------------
Total                                     100.00
=========================================================

MI Provider                        % of Aggregate Balance
---------------------------------------------------------
Uninsured                                  50.78
MGIC                                       48.38
PMI                                         0.80
Radian                                      0.03
---------------------------------------------------------
Total                                     100.00
=========================================================

Documentation Type                 % of Aggregate Balance
---------------------------------------------------------
Full                                       51.26
Stated Income                              36.77
No Documentation                            5.78
NINA                                        0.03
Limited                                     2.92
---------------------------------------------------------
Total                                     100.00
=========================================================

--------------------------------------------------------------------------------
   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
          A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated May 21, 2003
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-2
--------------------------------------------------------------------------------

               DESCRIPTION OF THE INITIAL GROUP II MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                               Number of                              Percent of
                           Initial Group II      Outstanding      Aggregate Group II
Principal Balance ($)       Mortgage Loans    Principal Balance    Principal Balance
------------------------   ----------------   -----------------   ------------------
      0.01 to  25,000.00            44         $    865,358.07            0.46%
 25,000.01 to  50,000.00           103            3,874,106.65            2.07
 50,000.01 to  75,000.00           160           10,347,100.55            5.54
 75,000.01 to 100,000.00           163           14,168,902.15            7.58
100,000.01 to 125,000.00           131           14,495,416.46            7.76
125,000.01 to 150,000.00            88           12,091,140.92            6.47
150,000.01 to 175,000.00            60            9,730,533.85            5.21
175,000.01 to 200,000.00            38            7,069,811.85            3.78
200,000.01 to 225,000.00            16            3,404,014.04            1.82
225,000.01 to 250,000.00            16            3,784,608.58            2.03
250,000.01 to 275,000.00            14            3,664,223.85            1.96
275,000.01 to 300,000.00             9            2,616,028.54            1.40
300,000.01 to 325,000.00            13            4,140,604.93            2.22
325,000.01 to 350,000.00            50           16,902,572.82            9.04
350,000.01 to 375,000.00            52           18,861,218.22           10.09
375,000.01 to 400,000.00            40           15,666,452.02            8.38
400,000.01 to 425,000.00            28           11,634,947.19            6.23
425,000.01 to 450,000.00            20            8,809,601.97            4.71
450,000.01 to 475,000.00            13            6,008,103.61            3.22
475,000.01 to 500,000.00            17            8,373,581.63            4.48
500,000.01 to 525,000.00             2            1,033,016.81            0.55
525,000.01 to 550,000.00             4            2,145,491.93            1.15
550,000.01 to 575,000.00             2            1,124,473.37            0.60
575,000.01 to 600,000.00             1              598,912.24            0.32
625,000.01 to 650,000.00             1              649,383.26            0.35
675,000.01 to 700,000.00             1              683,727.73            0.37
750,000.01 to 775,000.00             1              760,000.00            0.41
775,000.01 to 800,000.00             1              800,000.00            0.43
800,000.01 to 825,000.00             1              800,009.00            0.43
825,000.01 to 850,000.00             1              830,000.00            0.44
925,000.01 to 950,000.00             1              940,000.00            0.50
------------------------         -----         ---------------          ------
Total                            1,091         $186,873,342.24          100.00%
                                 =====         ===============          ======

--------------------------------------------------------------------------------
   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
          A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated May 21, 2003
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-2
--------------------------------------------------------------------------------

               DESCRIPTION OF THE INITIAL GROUP II MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                               Number of                                Percent of
                            Initial Group II      Outstanding      Aggregate Group II
Current Interest Rate (%)    Mortgage Loans    Principal Balance    Principal Balance
-------------------------   ----------------   -----------------   ------------------
 4.501 to  5.000                     3          $  1,237,461.34            0.66%
 5.001 to  5.500                    13             5,528,176.24            2.96
 5.501 to  6.000                    56            17,717,381.41            9.48
 6.001 to  6.500                   133            32,839,493.12           17.57
 6.501 to  7.000                   216            43,756,795.00           23.42
 7.001 to  7.500                   137            23,593,863.35           12.63
 7.501 to  8.000                   130            22,372,838.06           11.97
 8.001 to  8.500                    78            13,164,308.36            7.04
 8.501 to  9.000                    90            12,020,947.08            6.43
 9.001 to  9.500                    33             3,346,568.93            1.79
 9.501 to 10.000                    43             3,804,323.74            2.04
10.001 to 10.500                    16             1,563,545.61            0.84
10.501 to 11.000                    18             1,194,926.32            0.64
11.001 to 11.500                     6               381,905.93            0.20
11.501 to 12.000                     9               508,591.48            0.27
12.001 to 12.500                     2               163,578.50            0.09
12.501 to 13.000                    17               656,088.96            0.35
13.001 to 13.500                    41             1,319,063.18            0.71
13.501 to 14.000                    50             1,703,485.63            0.91
----------------                 -----          ---------------          ------
Total                            1,091          $186,873,342.24          100.00%
                                 =====          ===============          ======

                               Number of                             Percent of
                            Initial Group II       Outstanding     Aggregate Group II
FICO Score                   Mortgage Loans    Principal Balance   Principal Balance
-------------------------   ----------------   -----------------   ------------------
501 to 525                           6          $  1,114,638.75            0.60%
526 to 550                          65            10,974,114.66            5.87
551 to 575                          99            16,310,459.36            8.73
576 to 600                         154            24,442,807.44           13.08
601 to 625                         192            29,885,516.18           15.99
626 to 650                         169            30,967,186.21           16.57
651 to 675                         133            23,573,560.49           12.61
676 to 700                          98            17,826,995.43            9.54
701 to 725                          79            11,774,975.85            6.30
726 to 750                          54             9,737,860.32            5.21
751 to 775                          31             6,804,954.00            3.64
776 to 800                          11             3,460,273.55            1.85
----------                       -----          ---------------          ------
Total                            1,091          $186,873,342.24          100.00%
                                 =====          ===============          ======

--------------------------------------------------------------------------------
   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
          A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated May 21, 2003
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-2
--------------------------------------------------------------------------------

               DESCRIPTION OF THE INITIAL GROUP II MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                    Number of                               Percent of
                                 Initial Group II      Outstanding      Aggregate Group II
Lien Position                     Mortgage Loans    Principal Balance    Principal Balance
------------------------------   ----------------   -----------------   ------------------
First                                    935         $180,259,156.69           96.46%
Second                                   156            6,614,185.55            3.54
------------------------------         -----         ---------------          ------
Total                                  1,091         $186,873,342.24          100.00%
                                       =====         ===============          ======

                                    Number of                               Percent of
                                 Initial Group II      Outstanding      Aggregate Group II
Combined LTV Ratio (%)            Mortgage Loans    Principal Balance    Principal Balance
------------------------------   ----------------   -----------------   ------------------
20.01 to  25.00                            1         $    104,140.36            0.06%
25.01 to  30.00                            1              148,813.16            0.08
30.01 to  35.00                            3            1,488,085.73            0.80
35.01 to  40.00                            4            1,463,009.00            0.78
40.01 to  45.00                            3              567,296.18            0.30
45.01 to  50.00                           11            1,646,264.23            0.88
50.01 to  55.00                            5            1,353,366.03            0.72
55.01 to  60.00                           15            4,047,479.01            2.17
60.01 to  65.00                           41            8,508,163.36            4.55
65.01 to  70.00                           65           12,896,483.74            6.90
70.01 to  75.00                           83           16,606,540.38            8.89
75.01 to  80.00                          255           50,743,317.56           27.15
80.01 to  85.00                          143           29,714,900.66           15.90
85.01 to  90.00                          198           35,816,208.28           19.17
90.01 to  95.00                           76           11,058,628.62            5.92
95.01 to 100.00                          187           10,710,645.94            5.73
------------------------------         -----         ---------------          ------
Total                                  1,091         $186,873,342.24          100.00%
                                       =====         ===============          ======

                                    Number of                               Percent of
Remaining Term                   Initial Group II      Outstanding      Aggregate Group II
to Maturity (Months)              Mortgage Loans    Principal Balance    Principal Balance
------------------------------   ----------------   -----------------   ------------------
121 to 140                                 1         $     60,939.59            0.03%
161 to 180                               250           24,027,797.51           12.86
221 to 240                                 6            1,119,953.05            0.60
281 to 300                                 2              329,368.71            0.18
341 to 360                               832          161,335,283.38           86.33
------------------------------         -----         ---------------          ------
Total                                  1,091         $186,873,342.24          100.00%
                                       =====         ===============          ======

--------------------------------------------------------------------------------
   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
          A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated May 21, 2003
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-2
--------------------------------------------------------------------------------

               DESCRIPTION OF THE INITIAL GROUP II MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                    Number of                               Percent of
                                 Initial Group II      Outstanding      Aggregate Group II
Risk Classifications              Mortgage Loans    Principal Balance    Principal Balance
------------------------------   ----------------   -----------------   ------------------
A+                                       421         $ 70,863,746.04           37.92%
A                                        112           18,578,988.95            9.94
A-                                        62            9,384,220.71            5.02
Alt A                                    321           62,232,208.45           33.30
B                                         47            7,684,444.81            4.11
B-                                         4              670,917.17            0.36
C                                          3              166,347.03            0.09
FICO Enhanced                             77            8,789,856.86            4.70
FICO Only                                 44            8,502,612.22            4.55
------------------------------         -----         ---------------          ------
Total                                  1,091         $186,873,342.24          100.00%
                                       =====         ===============          ======

                                    Number of                               Percent of
                                 Initial Group II      Outstanding      Aggregate Group II
Mortgage Loan Type                Mortgage Loans    Principal Balance    Principal Balance
------------------------------   ----------------   -----------------   ------------------
2/28 ARM - 6 Month LIBOR Index           614         $112,788,044.43           60.36%
3/27 ARM - 6 Month LIBOR Index            58           12,043,866.98            6.44
ARM - 6 Month LIBOR                        2              617,910.00            0.33
15 Year Balloon                          146           15,989,974.73            8.56
15 Year Fixed Rate                       105            8,098,762.37            4.33
20 Year Fixed Rate                         6            1,119,953.05            0.60
25 Year Fixed Rate                         2              329,368.71            0.18
30 Year Fixed Rate                       158           35,885,461.97           19.20
------------------------------         -----         ---------------          ------
Total                                  1,091         $186,873,342.24          100.00%
                                       =====         ===============          ======

--------------------------------------------------------------------------------
   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
          A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated May 21, 2003
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-2
--------------------------------------------------------------------------------

               DESCRIPTION OF THE INITIAL GROUP II MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                    Number of                               Percent of
                                 Initial Group II      Outstanding      Aggregate Group II
Geographic Distribution           Mortgage Loans    Principal Balance   Principal Balance
------------------------------   ----------------   -----------------   ------------------
California                               195         $ 58,537,104.28           31.32%
Florida                                  182           20,993,880.72           11.23
Ohio                                      82            9,564,063.70            5.12
Texas                                     66            7,669,615.20            4.10
Colorado                                  24            6,426,825.64            3.44
New Jersey                                23            6,042,278.53            3.23
New York                                  27            6,011,194.00            3.22
North Carolina                            37            5,528,746.18            2.96
Washington                                30            5,469,948.35            2.93
Virginia                                  31            4,929,355.38            2.64
Arizona                                   35            4,878,774.26            2.61
Michigan                                  35            4,767,537.56            2.55
Illinois                                  23            4,241,401.97            2.27
Maryland                                  17            3,393,297.96            1.82
Missouri                                  32            3,314,241.40            1.77
Louisiana                                 25            2,914,108.12            1.56
Nevada                                    19            2,916,409.41            1.56
Pennsylvania                              20            2,802,033.53            1.50
Oregon                                    14            2,587,344.25            1.38
Indiana                                   17            2,305,518.69            1.23
Minnesota                                 13            2,066,086.69            1.11
Massachusetts                              9            1,995,699.37            1.07
Connecticut                               10            1,582,837.86            0.85
Georgia                                   11            1,522,397.04            0.81
Wisconsin                                  7            1,436,916.90            0.77
Kansas                                     7            1,399,517.28            0.75
Kentucky                                  13            1,329,621.69            0.71
District of Columbia                       4            1,208,584.93            0.65
Mississippi                               13            1,197,025.86            0.64
Tennessee                                 14            1,174,693.65            0.63
South Carolina                            12            1,153,156.33            0.62
Oklahoma                                  13            1,063,210.62            0.57
New Mexico                                 5              999,348.11            0.53
Maine                                      2              612,952.42            0.33
Arkansas                                   7              540,112.50            0.29
New Hampshire                              1              488,251.70            0.26
Utah                                       1              424,334.92            0.23
Idaho                                      4              362,017.54            0.19
Nebraska                                   3              321,746.00            0.17
Iowa                                       2              198,538.06            0.11
West Virginia                              3              196,220.06            0.11
Delaware                                   2              195,893.58            0.10
Rhode Island                               1              110,500.00            0.06
------------------------------         -----         ---------------          ------
Total                                  1,091         $186,873,342.24          100.00%
                                       =====         ===============          ======

--------------------------------------------------------------------------------
   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
          A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated May 21, 2003
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-2
--------------------------------------------------------------------------------

                    DESCRIPTION OF THE INITIAL MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                     Number of                          Percent of Aggregate
                                 Initial Group II     Outstanding           Group II ARM
Gross Margin (%)                    ARM Loans       Principal Balance     Principal Balance
------------------------------   ----------------   -----------------   --------------------
1.501 to   2.000                          1           $    384,509.81             0.31%
3.501 to   4.000                         10              4,287,179.41             3.42
4.001 to   4.500                         49             10,798,289.31             8.61
4.501 to   5.000                         92             20,310,866.28            16.19
5.001 to   5.500                        118             22,242,859.70            17.73
5.501 to   6.000                        126             22,644,013.77            18.05
6.001 to   6.500                        125             22,352,695.54            17.82
6.501 to   7.000                         70             11,212,954.97             8.94
7.001 to   7.500                         35              5,326,612.27             4.25
7.501 to   8.000                         32              4,074,562.73             3.25
8.001 to   8.500                         13              1,472,681.60             1.17
8.501 to   9.000                          2                209,734.45             0.17
9.501 to 10.000                           1                132,861.57             0.11
------------------------------          ---           ---------------           ------
Total                                   674           $125,449,821.41           100.00%
                                        ===           ===============           ======

                                    Number of                           Percent of Aggregate
                                 Initial Group II      Outstanding          Group II ARM
Minimum Interest Rate (%)           ARM Loans       Principal Balance     Principal Balance
------------------------------   ----------------   -----------------   --------------------
 4.501 to  5.000                          2           $    849,320.15             0.68%
 5.001 to  5.500                          9              3,829,950.18             3.05
 5.501 to  6.000                         33              9,695,814.92             7.73
 6.001 to  6.500                         92             21,019,954.40            16.76
 6.501 to  7.000                        152             29,343,405.27            23.39
 7.001 to  7.500                        101             18,181,931.02            14.49
 7.501 to  8.000                         93             15,420,459.62            12.29
 8.001 to  8.500                         60             10,530,111.29             8.39
 8.501 to  9.000                         73             10,561,383.27             8.42
 9.001 to  9.500                         24              2,480,279.96             1.98
 9.501 to 10.000                         24              2,524,413.87             2.01
10.001 to 10.500                          6                747,018.07             0.60
10.501 to 11.000                          5                265,779.39             0.21
------------------------------          ---           ---------------           ------
Total                                   674           $125,449,821.41           100.00%
                                        ===           ===============           ======

--------------------------------------------------------------------------------
   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
          A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated May 21, 2003
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-2
--------------------------------------------------------------------------------

               DESCRIPTION OF THE INITIAL GROUP II MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                    Number of                           Percent of Aggregate
                                 Initial Group II     Outstanding           Group II ARM
Maximum Interest Rate (%)           ARM Loans       Principal Balance     Principal Balance
------------------------------   ----------------   -----------------   --------------------
11.501 to 12.000                          4           $  1,651,115.16             1.32%
12.001 to 12.500                         10              4,252,767.60             3.39
12.501 to 13.000                         34             10,087,691.05             8.04
13.001 to 13.500                         92             21,088,987.68            16.81
13.501 to 14.000                        150             28,507,393.50            22.72
14.001 to 14.500                        101             17,722,870.19            14.13
14.501 to 15.000                         94             15,787,649.42            12.58
15.001 to 15.500                         60             10,630,182.99             8.47
15.501 to 16.000                         71              9,837,934.59             7.84
16.001 to 16.500                         24              2,457,918.39             1.96
16.501 to 17.000                         23              2,412,513.38             1.92
17.001 to 17.500                          6                747,018.07             0.60
17.501 to 18.000                          5                265,779.39             0.21
------------------------------          ---           ---------------           ------
Total                                   674           $125,449,821.41           100.00%
                                        ===           ===============           ======

                                    Number of                           Percent of Aggregate
                                 Initial Group II      Outstanding          Group II ARM
Interest Rate Cap (%)               ARM Loans       Principal Balance     Principal Balance
------------------------------   ----------------   -----------------   --------------------
1.000                                     2           $    617,910.00             0.49%
3.000                                   672            124,831,911.41            99.51
------------------------------          ---           ---------------           ------
Total                                   674           $125,449,821.41           100.00%
                                        ===           ===============           ======


                                    Number of                           Percent of Aggregate
                                 Initial Group II      Outstanding          Group II ARM
Periodic Interest Rate Cap (%)      ARM Loans       Principal Balance     Principal Balance
------------------------------   ----------------   -----------------   --------------------
1.000                                   674           $125,449,821.41           100.00%
------------------------------          ---           ---------------           ------
Total                                   674           $125,449,821.41           100.00%
                                        ===           ===============           ======

--------------------------------------------------------------------------------
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          A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated May 21, 2003
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-2
--------------------------------------------------------------------------------

               DESCRIPTION OF THE INITIAL GROUP II MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                    Number of                           Percent of Aggregate
Next Interest Rate               Initial Group II     Outstanding           Group II ARM
Adjustment Date                     ARM Loans       Principal Balance     Principal Balance
------------------------------   ----------------   -----------------   --------------------
November 2003                             2           $    617,910.00             0.49%
January 2005                              2                444,537.23             0.35
February 2005                             3                655,281.69             0.52
March 2005                               64             18,472,359.35            14.72
April 2005                              159             33,941,152.66            27.06
May 2005                                386             59,274,713.50            47.25
February 2006                             1                 32,789.87             0.03
March 2006                                7              1,814,674.64             1.45
April 2006                               17              4,623,467.07             3.69
May 2006                                 33              5,572,935.40             4.44
------------------------------          ---           ---------------           ------
Total                                   674           $125,449,821.41           100.00%
                                        ===           ===============           ======

--------------------------------------------------------------------------------
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          A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated May 21, 2003
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-2
--------------------------------------------------------------------------------

                     Effective Available Funds Cap Rate/(1)/

To 10% Clean-Up Call

Period     Date     AFC Rate   Period     Date     AFC Rate   Period     Date     AFC Rate
------   --------   --------   ------   --------   --------   ------   --------   --------
   1      7/25/03    15.10%      33      3/25/06    15.82%      65     11/25/08    10.22%
   2      8/25/03    16.67%      34      4/25/06    13.17%      66     12/25/08    10.55%
   3      9/25/03    16.89%      35      5/25/06    11.51%      67      1/25/09    10.20%
   4     10/25/03    17.29%      36      6/25/06     8.80%      68      2/25/09    10.18%
   5     11/25/03    17.37%      37      7/25/06     9.30%      69      3/25/09    11.26%
   6     12/25/03    17.79%      38      8/25/06     9.16%      70      4/25/09    10.16%
   7      1/25/04    17.89%      39      9/25/06     9.16%      71      5/25/09    10.48%
   8      2/25/04    18.17%      40     10/25/06     9.47%      72      6/25/09    10.13%
   9      3/25/04    18.80%      41     11/25/06     9.16%      73      7/25/09    10.46%
  10      4/25/04    18.78%      42     12/25/06     9.73%      74      8/25/09    10.11%
  11      5/25/04    19.27%      43      1/25/07     9.60%      75      9/25/09    10.10%
  12      6/25/04    19.45%      44      2/25/07     9.73%      76     10/25/09    10.42%
  13      7/25/04    19.95%      45      3/25/07    10.77%      77     11/25/09    10.07%
  14      8/25/04    20.15%      46      4/25/07     9.73%      78     12/25/09    10.40%
  15      9/25/04    20.51%      47      5/25/07    10.05%      79      1/25/10    10.05%
  16     10/25/04    21.04%      48      6/25/07     9.98%      80      2/25/10    10.04%
  17     11/25/04    21.26%      49      7/25/07    10.48%      81      3/25/10    11.10%
  18     12/25/04    21.81%      50      8/25/07    10.28%      82      4/25/10    10.01%
  19      1/25/05    22.06%      51      9/25/07    10.27%      83      5/25/10    10.33%
  20      2/25/05    22.47%      52     10/25/07    10.62%      84      6/25/10     9.99%
  21      3/25/05    20.92%      53     11/25/07    10.27%      85      7/25/10    10.31%
  22      4/25/05    18.26%      54     12/25/07    10.64%      86      8/25/10     9.96%
  23      5/25/05    16.15%      55      1/25/08    10.29%      87      9/25/10     9.95%
  24      6/25/05    13.76%      56      2/25/08    10.29%      88     10/25/10    10.27%
  25      7/25/05    14.67%      57      3/25/08    10.99%      89     11/25/10     9.93%
  26      8/25/05    15.03%      58      4/25/08    10.26%      90     12/25/10    10.24%
  27      9/25/05    15.22%      59      5/25/08    10.59%      91      1/25/11     9.90%
  28     10/25/05    15.63%      60      6/25/08    10.26%      92      2/25/11     9.89%
  29     11/25/05    15.59%      61      7/25/08    10.60%      93      3/25/11    10.95%
  30     12/25/05    16.28%      62      8/25/08    10.26%      94      4/25/11     9.89%
  31      1/25/06    16.41%      63      9/25/08    10.25%
  32      2/25/06    16.75%      64     10/25/08    10.57%

/(1)/ Derived assuming indices constant at 20.00% for 1-Month LIBOR, 6-Month LIBOR and 1 Year CMT, using 100% PPA. Includes swap payments received by the Trust from the Swap Provider.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

Series Term Sheet Dated May 21, 2003
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-2
--------------------------------------------------------------------------------

                             BOND SUMMARY (to Call)

Class A-1
-------------------------------------------------------------------------------
PPA                         0%     50%     75%    100%    125%    150%    200%
-------------------------------------------------------------------------------
Average Life (years)      18.08    5.59    3.87    2.90    2.26    1.81    1.20
Modified Duration*        15.15    5.15    3.64    2.76    2.18    1.75    1.18
First Principal Payment   07/03   07/03   07/03   07/03   07/03   07/03   07/03
Last Principal Payment    12/31   05/18   12/13   04/11   08/09   06/08   01/07
Payment Window (months)    342     179     126      94      74      60      43

Class A-2
-------------------------------------------------------------------------------
PPA                         0%     50%     75%    100%    125%    150%    200%
-------------------------------------------------------------------------------
Average Life (years)      18.02    5.60    3.87    2.90    2.27    1.81    1.21
Modified Duration*        15.07    5.15    3.65    2.77    2.18    1.75    1.18
First Principal Payment   07/03   07/03   07/03   07/03   07/03   07/03   07/03
Last Principal Payment    12/31   05/18   12/13   04/11   08/09   06/08   01/07
Payment Window (months)    342     179     126      94      74      60      43

Class M-1
-------------------------------------------------------------------------------
PPA                         0%     50%     75%    100%    125%    150%    200%
-------------------------------------------------------------------------------
Average Life (years)      25.56    9.97    6.91    5.25    4.42    4.07    3.62
Modified Duration*        19.57    8.81    6.31    4.89    4.17    3.86    3.45
First Principal Payment   08/23   04/08   09/06   08/06   10/06   12/06   01/07
Last Principal Payment    12/31   05/18   12/13   04/11   08/09   06/08   01/07
Payment Window (months)    101     122     88       57      35      19      1

Class M-2
-------------------------------------------------------------------------------
PPA                         0%     50%     75%    100%    125%    150%    200%
-------------------------------------------------------------------------------
Average Life (years)      25.56    9.97    6.91    5.23    4.35    3.89    3.61
Modified Duration*        17.25    8.30    6.04    4.71    3.99    3.60    3.36
First Principal Payment   08/23   04/08   09/06   07/06   08/06   09/06   12/06
Last Principal Payment    12/31   05/18   12/13   04/11   08/09   06/08   01/07
Payment Window (months)    101     122     88       58      37      22      2

Class M-3
-------------------------------------------------------------------------------
PPA                         0%     50%     75%    100%    125%    150%    200%
-------------------------------------------------------------------------------
Average Life (years)      25.56    9.97    6.91    5.22    4.32    3.82    3.48
Modified Duration*        16.56    8.13    5.95    4.65    3.93    3.51    3.22
First Principal Payment   08/23   04/08   09/06   07/06   08/06   08/06   10/06
Last Principal Payment    12/31   05/18   12/13   04/11   08/09   06/08   01/07
Payment Window (months)    101     122     88       58      37      23      4

Class B-1
-------------------------------------------------------------------------------
PPA                         0%     50%     75%    100%    125%    150%    200%
-------------------------------------------------------------------------------
Average Life (years)      25.55    9.96    6.89    5.21    4.30    3.78    3.39
Modified Duration*        14.88    7.71    5.71    4.50    3.81    3.40    3.08
First Principal Payment   08/23   04/08   09/06   07/06   07/06   08/06   09/06
Last Principal Payment    12/31   05/18   12/13   04/11   08/09   06/08   01/07
Payment Window (months)    101     122     88       58      38      23      5

Class B-2
-------------------------------------------------------------------------------
PPA                         0%     50%     75%    100%    125%    150%    200%
-------------------------------------------------------------------------------
Average Life (years)      23.00    6.62    4.51    3.50    3.16    3.12    3.14
Modified Duration*        12.14    5.29    3.83    3.07    2.80    2.77    2.79
First Principal Payment   08/23   04/08   09/06   07/06   07/06   07/06   07/06
Last Principal Payment    11/28   02/12   05/09   11/07   12/06   08/06   08/06
Payment Window (months)    64       47     33       17      6       2       2

*Modified Duration calculation assumes a price of 100.00% and a 30/360 basis.

--------------------------------------------------------------------------------
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          A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated May 21, 2003
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2003-2
--------------------------------------------------------------------------------

                           BOND SUMMARY (to Maturity)

Class A-1
-------------------------------------------------------------------------------
PPA                         0%     50%     75%    100%    125%    150%    200%
-------------------------------------------------------------------------------
Average Life (years)      18.15    5.93    4.17    3.16    2.48    1.99    1.27
Modified Duration*        15.19    5.40    3.89    2.98    2.37    1.91    1.24
First Principal Payment   07/03   07/03   07/03   07/03   07/03   07/03   07/03
Last Principal Payment    05/33   07/30   04/25   07/20   10/17   04/15   12/11
Payment Window (months)    359     325     262     205     172     142     102

Class A-2
-------------------------------------------------------------------------------
PPA                        0%      50%     75%     100%   125%     150%   200%
-------------------------------------------------------------------------------
Average Life (years)      18.09    5.93   4.18     3.16    2.49    1.99    1.28
Modified Duration*        15.12    5.40   3.89     2.99    2.37    1.92    1.24
First Principal Payment   07/03   07/03   07/03   07/03   07/03   07/03   07/03
Last Principal Payment    06/33   06/30   03/25   06/20   11/17   05/15   12/11
Payment Window (months)    360     324     261     204     173     143     102

Class M-1
-------------------------------------------------------------------------------
PPA                        0%      50%     75%     100%   125%    150%    200%
-------------------------------------------------------------------------------
Average Life (years)      25.71   10.63   7.49     5.75    4.83    4.41    4.85
Modified Duration*        19.66    9.27   6.76     5.31    4.52    4.16    4.56
First Principal Payment   08/23   04/08   09/06   08/06   10/06   12/06   07/07
Last Principal Payment    03/33   09/25   10/19   08/16   12/13   01/12   07/09
Payment Window (months)    116     210     158     121      87      62      25

Class M-2
-------------------------------------------------------------------------------
PPA                        0%      50%     75%     100%   125%    150%    200%
-------------------------------------------------------------------------------
Average Life (years)      25.69   10.46    7.39    5.62    4.67    4.15    3.92
Modified Duration*        17.31    8.59    6.37    5.01    4.24    3.82    3.63
First Principal Payment   08/23   04/08   09/06   07/06   08/06   09/06   12/06
Last Principal Payment    01/33   09/23   05/18   02/15   09/12   01/11   10/08
Payment Window (months)    114     186     141     104      74      53      23

Class M-3
-------------------------------------------------------------------------------
PPA                        0%      50%     75%     100%   125%    150%    200%
-------------------------------------------------------------------------------
Average Life (years)      25.65   10.19    7.19    5.45    4.51    3.98    3.57
Modified Duration*        16.60    8.27    6.14    4.82    4.07    3.64    3.30
First Principal Payment   08/23   04/08   09/06   07/06   08/06   08/06   10/06
Last Principal Payment    08/32   07/20   03/16   02/13   02/11   09/09   11/07
Payment Window (months)    109     148     115      80      55      38      14

Class B-1
-------------------------------------------------------------------------------
PPA                        0%      50%     75%     100%   125%    150%    200%
-------------------------------------------------------------------------------
Average Life (years)      25.59    9.98    6.97    5.28    4.36    3.83    3.41
Modified Duration*        14.89    7.72    5.76    4.55    3.85    3.44    3.10
First Principal Payment   08/23   04/08   09/06   07/06   07/06   08/06   09/06
Last Principal Payment    05/32   01/19   01/15   03/12   05/10   01/09   06/07
Payment Window (months)    106     130     101      69      47      30      10

Class B-2
-------------------------------------------------------------------------------
PPA                        0%      50%     75%     100%   125%    150%    200%
-------------------------------------------------------------------------------
Average Life (years)      23.00    6.62    4.51    3.50    3.16    3.12    3.14
Modified Duration*        12.14    5.29    3.83    3.07    2.80    2.77    2.79
First Principal Payment   08/23   04/08   09/06   07/06   07/06   07/06   07/06
Last Principal Payment    11/28   02/12   05/09   11/07   12/06   08/06   08/06
Payment Window (months)    64       47     33       17      6       2       2

*Modified Duration calculation assumes a price of 100.00% and a 30/360 basis.

--------------------------------------------------------------------------------
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          A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
--------------------------------------------------------------------------------